SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:


[_]   Preliminary Information Statement

[X]   Definitive Information Statement


[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))


                             Essential Reality, Inc.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[_]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which the transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[_]   Fee paid previously with preliminary materials

[_] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                             ESSENTIAL REALITY, INC.
                15-15 132nd Street, College Point, New York 11356

                              INFORMATION STATEMENT

                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY


      This Information Statement has been mailed on or about October 29, 2004 to the stockholders of record as of October 27, 2004 ("Record Date") of the Company's (i) common stock, par value $.001 per share ("common stock"), (ii) Series A 6% Convertible Non Redeemable Preferred Stock, par value $.001 per share (the "Series A Preferred Shares") and (iii) Series B Convertible Non Redeemable Preferred Stock, par value $.001 (the "Series B Preferred Shares"), in connection with certain actions to be taken on or about November 22, 2004, which is 20 days after the mailing of this information statement. These actions will be taken pursuant to the written consents by the majority stockholders of the Company dated as of July 26, 2004 and October 25, 2004.


THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS. NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,


/s/ Jay Gelman, Chairman of the Board and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENTS DATED JULY 26, 2004 AND OCTOBER 25, 2004 OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.


To Our Stockholders:


      NOTICE IS HEREBY GIVEN that the following actions will be taken on or about November 22, 2004 pursuant to written consents dated July 26, 2004 and October 25, 2004 by the majority stockholders, in lieu of a special meeting of the stockholders.


      1. the Company's Articles of Incorporation will first be amended to increase the number of authorized shares of common stock, par value $0.001 per share (the "common stock"), from 50,000,000 shares to 4,400,000,000 shares, and to increase the number of authorized shares of preferred stock, par value $0.001 per share from 5,000,000 shares to 10,000,000 shares;

      2. the Company's Articles of Incorporation will then be further amended to reverse split the number of authorized shares of common stock and the outstanding shares of common stock on the basis of one share for 44 shares;

      3. the Company will merge into its Delaware wholly owned subsidiary, Alliance Distributors Holding Inc. and terminate its corporate existence in the State of Nevada; and

      4. the Company will adopt the Alliance Distributors Holding Inc. 2004 Stock Plan.

BACKGROUND

On June 17, 2004, the Company entered into a Share Exchange Agreement (the "Exchange Agreement") with Jay Gelman, Andre Muller and Francis Vegliante, who were the sole shareholders (the "Shareholders") of AllianceCorner Distributors Inc. ("Alliance"). Alliance is a wholesale distributor of interactive video games that had no prior affiliation with the Company. Pursuant to the Exchange Agreement, the Company on June 29, 2004 acquired all the outstanding capital stock of Alliance from the Shareholders for 1,551,314 Series B Preferred Shares. Alliance thereupon became a wholly-owned subsidiary of the Company.

On June 29, 2004 the Company received $2,884,171 in net proceeds from the sale of 1,124,767 Series A Preferred Shares in a private placement (the "Offering"). Sunrise Securities Corp. acted as placement agent in connection with the Offering and received (a) an $8,500 retainer fee; and (b) a commission consisting of 108,146 shares of Series A Preferred Shares and warrants to purchase 68,820,224 shares of common stock at an exercise price of $.005 per share. At the same time, substantially all outstanding debt of the Company was extinguished through conversion into an aggregate of 452,202 Series A Preferred Shares and $915,330 in cash payments.

Certain holders of Series A Preferred Shares (the "Proxy Grantors") have granted to Jay Gelman an irrevocable proxy (the "Voting Proxy") to vote 526,225 Series A Preferred Shares owned by them and any shares of common stock into which such Series A Preferred Shares are converted. Since the Series A Preferred Shares are entitled to 700 votes per share, the Series A Preferred Shares owned by the Proxy Grantors are entitled in the aggregate to 368,357,500 votes.

In the Exchange Agreement, the Shareholders agreed to vote their Series B Preferred Shares in favor of an amendment to the Company's Articles of Incorporation that would increase the number of authorized shares of common stock from 50,000,000 to 4,400,000,000 (the "Amendment"), and in favor of a simultaneous reverse split of the common stock on the basis of one share for forty-four shares (the "Reverse Split").

The Series A Preferred Shares are entitled on conversion to a dividend in kind, i.e., in Series A Preferred Shares, accruing at the rate of 6% per annum from June 29, 2004 until the effectiveness of the Amendment.

The Series A Preferred Shares are convertible into 1,179,580,500 shares of common stock. The Series B Preferred Shares are convertible into 1,085,919,800 shares of common stock. The warrant issued to Sunrise Securities Corp. is exercisable into 68,820,224 shares of common stock. There are available for issuance only 28,000,000 shares of authorized and unissued shares of common stock, or less than 1% of the shares issuable on conversion and exercise. Accordingly, the Company does not regard these securities as convertible or exercisable until the adoption of the Amendment creates sufficient authorized and unissued shares of common stock to permit conversion and exercise.

The adoption of the Amendment and the Reverse Split will result in the automatic conversion of each Series A Preferred Share and each Series B Preferred Share into 15.91 shares of post-split common stock. However, Series A Preferred Shares owned by a holder will not be converted into common stock if and so long as a result of conversion the holder would beneficially own in excess of 4.999% or 9.999% of the issued and outstanding shares. Any Series A Preferred Shares not converted into the Company's common stock due to the operation of this restriction (the "4.999% Restriction") will no longer be entitled to the 6% dividend referred to above.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

1. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On October 12, 2004, there were issued and outstanding (a) 22,000,000 shares of common stock; (b) 1,685,115 Series A Preferred Shares; and (c) 1,551,314 Series B Preferred Shares.

Effective on adoption of the Amendment and the Reverse Split referred to under "Background" and except as limited by the 4.999% Restriction, each Series A Preferred Share and each Series B Preferred Share will be automatically converted into 15.91 shares of post-split common stock. After giving effect to the 4.999% Restriction based on the Company's current capitalization, there will then be outstanding a total of 46,972,666 shares of post-split common stock. Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders. Until converted into common stock on adoption of the Amendment and the Reverse Split, each Series A Preferred Share and each Series B Preferred Share is entitled to 700 votes, and votes as one class with the common stock.

The following table sets forth the ownership of the common stock and Series A Preferred Shares and Series B Preferred Shares as of October 12, 2004, and of the common stock after giving effect to the Amendment and the Reverse Split and to the conversion of the Series A Preferred Shares and the Series B Preferred Shares, by (i) each person known to the Company who is the beneficial owner of more than five percent of the outstanding shares of common stock, Series A Preferred Shares or Series B Preferred Shares, (ii) each director and (iii) all of our directors and executive officers as a group. Jay Gelman, Andre Muller, Thomas Vitiello and Humbert Powell are the directors of the Company, and the Company's executive officers are Jay Gelman and Andre Muller.

As set forth under "Background," the Series A Preferred Shares are entitled on conversion to a dividend in kind, i.e., in Series A Preferred Shares, accruing at the rate of 6% per annum from June 29, 2004 until the effectiveness of the Amendment. The table does not give effect to this dividend.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of voting stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options, warrants or convertible securities. As set forth under "Background," the Company does not regard any security of the Company to be exercisable into or convertible for common stock until the adoption of the Amendment and the Reverse Split.

In calculating the percentage ownership by any holder of common stock, the table considers that no warrants are exercisable before the Amendment and the Reverse Split, and that, after the Amendment and Reverse Split, the total number of outstanding shares includes shares issuable on exercise of warrants that are beneficially owned by that holder. Accordingly, for calculating the percentage ownership of shares of common stock outstanding after the Amendment and the Reverse Split, for Nathan A. Low there are deemed outstanding 48,196,767 shares of common stock, for Amnon Mandelbaum there are deemed outstanding 47,229,989 shares of common stock, and for all other holders there are deemed outstanding 46,972,666 shares of common stock. For these calculations, the table reflects as outstanding a total of 1,685,115 Series A Preferred Shares and 1,551,314 Series B Preferred Shares before the Amendment and the Reverse Split. As explained at
Note 16, the table reflects a total of 315,290 Series A Preferred Shares as outstanding after the Amendment and the Reverse Split.

------------------------- -----------------------------------------------------------------------------------------------------
Name and address of                                    Amount and Nature of beneficial ownership
beneficial owner
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
                          Series A            Series B Preferred   Common stock        Common stock after   Series A
                          Preferred Shares    Shares (% of         before Amendment    Amendment and        Preferred Shares
                          (% of class)(1)     class)(2)            and Reverse Split   Reverse Split (%     after Amendment
                                                                   (% of class)        of class)            and Reverse Split
                                                                                                            (% of class)
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Jay Gelman,               526,225(3)(31.22%)  517,105 (33.4%)                          13,985,183(4)(29.8%) 164,261(52.1%)(5)
15-15 132nd Street,
College Point, NY 11356
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Andre Muller                                  517,105 (33.4%)                          8,226,665(6) (17.5%)
15-15 132nd Street,
College Point, NY 11356
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Francis Vegliante                             517,104 (33.3%)                          8,226,665(7) (17.5%)
15-15 132nd Street,
College Point, NY
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Humbert B. Powell III                                              1,000,000 (4.5%)    22,727 (less than
527 Madison Avenue, NY,                                                                1%)
NY 10022
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Thomas Vitiello
15-15 132nd Street,
College Point, NY 11356
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------

----------------------
1 As set forth under "Background," the Series A Preferred Shares are not convertible until the effectiveness of the Amendment and Reverse Split. Except as set forth in Note 15, each Series A Preferred Share converts automatically into 15.91 shares of common stock on effectiveness of the Amendment and the Reverse Split.

2 As set forth under "Background," the Series B Preferred Shares are not convertible until the effectiveness of the Amendment and Reverse Split. Each Series B Preferred Share converts automatically into 15.91 shares of common stock on effectiveness of the Amendment and the Reverse Split.

3 Consists of the Voting Proxy referred to under "Background."

4 Consists of 8,226,665 shares issuable on conversion of Series B Preferred Stock, and 5,758,518 shares for which Mr. Gelman has the Voting Proxy referred to under "Background."

5 Consists of shares subject to the Voting Proxy referred to under "Background."

6 Consists of shares issuable on conversion of Series B Preferred Stock.

7 Consists of shares issuable on conversion of Series B Preferred Stock.

------------------------- -----------------------------------------------------------------------------------------------------
Name and address of                                    Amount and Nature of beneficial ownership
beneficial owner
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
                          Series A            Series B Preferred   Common stock         Common stock after   Series A
                          Preferred Shares    Shares (% of         before Amendment     Amendment and        Preferred Shares
                          (% of class)(1)     class)(2)            and Reverse Split    Reverse Split (%     after Amendment
                                                                   (% of class)         of class)            and Reverse Split
                                                                                                            (% of class)
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
LCG Capital Group, LLC                                             9,600,000 (43.6%)(8) 218,182 (less
Hamilton Resources                                                                      than 1%)(9)
Group, LLC
Winchester Capital
Group, LLC
Michael Alpert
335 Central Avenue
Lawrence, NY 11559
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Martin Abrams                                                      2,400,480 (10.9%)    54,556 (less than
c/o Abrams Gentile                                                                      1%)
Entertainment, Inc.
244 West 54th Street,
9th Floor
New York, NY 10017
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Michael B. Schwab                                                  2,041,933 (9.3%)(10) 46,408 (less than
1219 Lombard St.                                                                        1%)(11)
San Francisco, CA 94109
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------

----------------------
8 Includes 4,800,000 shares of common stock (109,091 post split) held by LCG Capital Group, LLC (LCG) and an additional 4,800,000 shares of common stock (109,091) held collectively by Martin Abrams, John Gentile, Anthony Gentile and MSH Entertainment Corporation ("Age Stockholders"), who have agreed to vote their shares in the same manner as LCG votes its shares with respect to certain matters (including but not limited to the election of directors), pursuant to a Voting Agreement dated as of June 20, 2002 by and among LCG and the Age Stockholders, all at the addresses listed in the table, other than for MSH Entertainment Corporation, the address for which is 244 West 54th Street, NY,NY 10017. LCG may be deemed to beneficially own such shares whose vote it controls but it disclaims beneficial ownership of such shares. Hamilton Resources Group, LLC currently owns a majority of the equity in LCG and may be deemed to beneficially own the shares held by LCG. Winchester Capital Group, LLC, as the managing member of LCG, may be deemed to beneficially own the shares held by LCG. Michael Alpert, as the managing member of Winchester Capital Group, may be deemed to beneficially own the shares held by LCG. Hamilton Resources Group, Winchester Capital Group and Michael Alpert each disclaims beneficial ownership of the shares beneficially owned by LCG.

9 See Note 8.

10 Includes 37,621 shares of common stock (855 post split) held by Mr. Schwab, 1,897,234 shares of common stock (43,119 post-split) held directly by Big Sky Partners, and 107,078 shares of common stock (2,434 post-split) held indirectly by Big Sky Partners through its ownership in LCG Capital Group. Mr. Schwab, as managing partner of Big Sky Partners, may be deemed to beneficially own the shares held by Big Sky Partners, but he disclaims beneficial ownership of such shares.

11 See Note 10.

------------------------- -----------------------------------------------------------------------------------------------------
Name and address of                                    Amount and Nature of beneficial ownership
beneficial owner
------------------------- ------------------- -------------------- -------------------   -------------------- -------------------
                          Series A            Series B Preferred   Common stock          Common stock after   Series A
                          Preferred Shares    Shares (% of         before Amendment      Amendment and        Preferred Shares
                          (% of class)(1)     class)(2)            and Reverse Split     Reverse Split (%     after Amendment
                                                                   (% of class)          of class)            and Reverse Split
                                                                                                            (% of class)
------------------------- ------------------- -------------------- -------------------   -------------------- -------------------
Big Sky Partners                                                   2,004,312 (9.1%)(12)  45,553 (less than
1219 Lombard St. San                                                                     1%)(13)
Francisco, CA 94109
------------------------- ------------------- -------------------- -------------------   -------------------- -------------------
Anthony Gentile                                                    1,129,260 (5.1%)      25,665 (less than
c/o Abrams Gentile                                                                       1%)
Entertainment, Inc.
244 West 54th Street,
9th Floor
New York, NY 10017
------------------------- ------------------- -------------------- -------------------   -------------------- -------------------
John Gentile                                                       1,129,260 (5.1%)      25,665 (less than
c/o Abrams Gentile                                                                       1%)
Entertainment, Inc.
244 West 54th Street,
9th Floor
New York, NY 10017
------------------------- ------------------- -------------------- -------------------   -------------------- -------------------
Jayvee & Co., for AGF                                              1,113,800 (5.1%)      25,314 (less than
Canadian Growth Equity                                                                   1%)
c/o Jayvee & Co.
P.O. Box 9
Commerce Court West
Securities Level
Toronto, Ontario M5H 4A6
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Nathan A. Low             389,519 (23.1%)(14)                                          2,405,018(15)(4.99%)  315,290
c/o Sunrise Securities                                                                                      (100%)(16)
Corp.
641 Lexington
Avenue
NY, NY 10022
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------

-------------------
12 Includes 1,897,234 shares of common stock (43,119 post-split) held directly by Big Sky Partners and 107,078 shares of common stock (2,434 post-split) held indirectly by Big Sky Partners through its ownership in LCG Capital Group. Big Sky Partners disclaims beneficial ownership of the shares held by LCG Capital Group.

13 See Note 12.

14 Includes 47,467 shares owned by Mr. Low personally, 23,665 shares owned by Nathan A. Low Family Trust, 140,596 owned by Nathan A. Low Roth IRA, 21,746 shares owned by Sunrise Foundation Trust, 15,449 shares owned by Sunrise Securities Corp. and 140,596 shares owned by Sunrise Equity Partners. The shares owned by Nathan A. Low IRA are subject to the Voting Proxy referred to under "Background." Mr. Low's wife has sole voting and investment power in the shares owned by Nathan A. Low Family Trust. Mr. Low has shared voting and investment power in Level Counter LLC, which has sole investment and voting power in the shares owned by Sunrise Equity Partners. Mr. Low has shared voting and investment power in the shares owned by Sunrise Foundation Trust. Mr. Low disclaims beneficial ownership of the shares owned by Nathan A. Low Family Trust, Sunrise Equity Partners and Sunrise Foundation Trust.

15 These 2,405,018 shares consist of 800,527 shares issuable on exercise of warrants owned by Nathan A. Low, 200,132 shares issuable on exercise of warrants owned by Sunrise Foundation Trust, 223,442 shares issuable on exercise of warrants owned by Sunrise Securities Corp., and 1,180,917 shares of common stock issuable on conversion of 74,229 of the Series A Preferred Shares owned by Sunrise Equity Partners. Excludes 755,166 shares of common stock for Nathan Low, 376,488 shares of common stock for Nathan A. Low Family Trust, 2,236,754 shares of common stock for Nathan A Low Roth IRA, 345,959 shares of common stock for Sunrise Foundation Trust, 245,779 shares of common stock for Sunrise Securities Corp. and 1,055,838 shares of common stock for Sunrise Equity Partners, which, based on the Company's current capitalization, would not be issued on adoption of the Amendment and the Reverse Split because the 4.999% Restriction limits to 2,405,018 the number of shares of common stock that may be issued to a beneficial owner on conversion of Series A Preferred Shares. See Note 14.

16 Consists of 47,467 shares owned by Nathan A. Low, 23,665 shares owned by Nathan A. Low Family Trust, 140,596 by Nathan A. Low Roth IRA, 21,746 shares owned by Sunrise Foundation Trust, 15,449 shares owned by Sunrise Securities Corp. and 66,367 shares owned by Sunrise Equity Partners that are not convertible into common stock by reason of the 4.999% Restriction. See Note 15.

------------------------- -----------------------------------------------------------------------------------------------------
Name and address of                                    Amount and Nature of beneficial ownership
beneficial owner
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
                          Series A            Series B Preferred   Common stock        Common stock after   Series A
                          Preferred Shares    Shares (% of         before Amendment    Amendment and        Preferred Shares
                          (% of class)(1)     class)(2)            and Reverse Split   Reverse Split (%     after Amendment
                                                                   (% of class)        of class)            and Reverse Split
                                                                                                            (% of class)
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Nathan A. Low Roth IRA    140,596 (8.3%)(17)                                           (18)                 140,596 (44.5%)(19)
c/o Sunrise Securities
Corp.
641 Lexington Avenue
NY, NY 10022
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Sunrise Equity Partners   140,596 (8.3%)                                               1,180,917 (2.5%)(20) 66,367 (21%)(21)
641 Lexington Avenue
25th Floor
New York, NY 10022
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------

-------------------

17 These shares are subject to the Voting Proxy referred to under "Background."

18 See Note 15.

19 See Notes 15 and 16.

20 Excludes 1,055,838 shares of common stock, which, based on the Company's current capitalization, would not be issued on adoption of the Amendment and the Reverse Split because the 4.999% Restriction limits the number of shares of common stock that may be issued to a beneficial owner on conversion of Series A Preferred Shares. See Notes 15 and 16.

21 See Notes 15 and 16.

------------------------- -----------------------------------------------------------------------------------------------------
Name and address of                                    Amount and Nature of beneficial ownership
beneficial owner
------------------------- ------------------- -------------------- ------------------- --------------------  -------------------
                          Series A            Series B Preferred   Common stock        Common stock after    Series A
                          Preferred Shares    Shares (% of         before Amendment    Amendment and         Preferred Shares
                          (% of class)(1)     class)(2)            and Reverse Split   Reverse Split (%      after Amendment
                                                                   (% of class)        of class)             and Reverse Split
                                                                                                             (% of class)
------------------------- ------------------- -------------------- ------------------- --------------------  -------------------

Level Counter LLC         140,596 (8.3%)(22)                                           1,180,917 (2.5%)(23) 66,367 (21%)(24)
641 Lexington Avenue
25th Floor
New York, NY 10022
------------------------- ------------------- -------------------- ------------------- --------------------  -------------------
Amnon Mandelbaum          158,394 (9.4%)(25)                                           1,721,390 (3.6%)(26)  66,367 (21%)(27)
641 Lexington Avenue
25th Floor
New York, NY 10022
------------------------- ------------------- -------------------- ------------------- --------------------  -------------------
Marilyn Adler             140,596 (8.3%)(28)                                           1,180,917 (2.5%)(29)  66,367 (21%)(30)
641 Lexington Avenue
25th Floor
New York, NY 10022
------------------------- ------------------- -------------------- ------------------- --------------------  -------------------

------------------
22 Level Counter LLC has sole investment and voting power in the shares owned by Sunrise Equity Partners. Level Counter LLC disclaims beneficial ownership of these shares.

23 See Notes 15 and 22

24 See Notes 15 and 16.

25 Consists of 17,798 shares owned by Mr. Mandelbaum, and 140,596 shares owned by Level Counter LLC. Mr. Mandelbaum has shared voting and investment power in Level Counter LLC, which has sole investment and voting power in the shares owned by Sunrise Equity Partners. Mr. Mandelbaum disclaims beneficial ownership of the shares owned by Sunrise Equity Partners. See Note 22.

26 Consists of 283,150 shares issuable on conversion of Series A Preferred Shares owned by Mr. Mandelbaum, 257,323 shares issuable on exercise of warrants owned by Mr. Mandelbaum, and 1,180,917 shares of common stock issuable on conversion of 74,229 of the Series A Preferred Shares owned by Sunrise Equity Partners. Excludes 1,055,838 shares of common stock for Sunrise Equity Partners, which, based on the Company's current capitalization, would not be issued on adoption of the Amendment and the Reverse Split because the 4.999% Restriction limits the number of shares of common stock that may be issued to a beneficial owner on conversion of Series A Preferred Shares. See Note 14.

27 See Notes 15 and 16.

28 Consists of shares owned by Level Counter LLC. Ms. Adler has shared voting and investment power in Level Counter LLC, which has sole investment and voting power in the shares owned by Sunrise Equity Partners. Ms. Adler disclaims beneficial ownership of the shares owned by Sunrise Equity Partners.

29 Consists of shares of common stock issuable on conversion of 74,229 of the Series A Preferred Shares owned by Sunrise Equity Partners. Excludes 1,055,838 shares of common stock, which, based on the Company's current capitalization, would not be issued on adoption of the Amendment and the Reverse Split because the 4.999% Restriction limits the number of shares of common stock that may be issued to a beneficial owner on conversion of Series A Preferred Shares. See Notes 15, 16 and 28.

30 See Notes 15 and 16.

------------------------- -----------------------------------------------------------------------------------------------------
Name and address of                                    Amount and Nature of beneficial ownership
beneficial owner
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
                          Series A            Series B Preferred   Common stock        Common stock after   Series A
                          Preferred Shares    Shares (% of         before Amendment    Amendment and        Preferred Shares
                          (% of class)(1)     class)(2)            and Reverse Split   Reverse Split (%     after Amendment
                                                                   (% of class)        of class)            and Reverse Split
                                                                                                            (% of class)
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Northumberland Holdings   155,887 (9.3%)(31)                                           2,480,020 (5.3%)(32)
LTD
Beaufort House BOX 438
Road Town
Tortola, BVI
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Smithfield Fiduciary LLC  140,596 (8.3%)                                               2,236,755 (4.7%)
c/o Highbridge Capital
Management
9 W57th Street
New York, NY 10019
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
South Ferry #2 LP         112,477 (6.7%)                                               1,789,406 (3.8%)
1 State St Plaza 29th
Floor
New York, NY 10004
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
Vitel Ventures            103,214 (6.1%)(33)                                           1,642,041 (3.5%)(34)
Corporation
c/o Bodden Corp.
Services, 1st Floor
Room 802
Grand Pavilion
Grand Cayman, Cayman
Islands
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------
All executive officers    526,225 (31.22%)(36) 1,551,314 (100%)     1,000,000 (4.5%)   22,234,575 (47.3%)   164,261 (52.1%)(37)
and directors(35) as a
group
------------------------- ------------------- -------------------- ------------------- -------------------- -------------------

--------------------
31 These shares are subject to the Voting Proxy referred to under "Background."

32 These shares are subject to the Voting Proxy referred to under "Background." To facilitate the presentation in this table no account is given to the 4.99% Restriction as applied to this holder.

33 18,857 of these shares are subject to the Voting Proxy referred to under "Background."

34 299,989 of these shares are subject to the Voting Proxy referred to under "Background."

35 Includes persons to become directors as provided in the last paragraph under "Background."

36 See Note 3.

37 Consists of shares subject to the Voting Proxy referred to under "Background."

2. CHANGE IN CONTROL

By reason of the transactions described under "Background," the former shareholders of AllianceCorner Distributors Inc. (the "Shareholders"), including Jay Gelman who serves as Chairman of the Board of Directors and Chief Executive Officer, each own 517,105 Series B Preferred Shares representing 15.8% of the Company's total voting power (the total number of votes that can be cast by the outstanding common stock, Series A Preferred Shares and Series B Preferred Shares). Mr. Gelman, based on his Series B Preferred Shares and his voting rights pursuant to the Voting Proxy, has 31.9% of the Company's total voting power. The Shareholders in the aggregate have approximately 63% of the Company's total voting power and control the Company.

DIRECTORS AND EXECUTIVE OFFICERS

There are no family relationships among directors or executive officers.

DIRECTORS:

        NAME OF DIRECTORS                     Age

        Humbert B. Powell  III                63
        Jay Gelman                            43
        Andre Muller                          39
        Thomas Vitiello                       43

        EXECUTIVE OFFICERS:

        Name of Officer                       Age    Office
        ----------------                      ---    ------

        Jay Gelman                            43    Chief Executive Officer

        Andre Muller                          39    President, Chief Operating
        Officer

HUMBERT B. POWELL III

Humbert B. Powell III has been a Managing Director at Sanders Morris Harris, a regional investment-banking firm headquartered in Houston, Texas, with a branch in New York City, since November 1996. He is also a Director of Lawman Armour Corp., Bikers Dream Inc., World Water Corp., and a trustee of Salem-Teikyo University. Mr. Powell served as chief executive officer of the Company from June 20, 2002 until July 1, 2002.

JAY GELMAN

Jay Gelman in 1988 co-founded L & J Marketing, Inc. d/b/a Alliance Distributors, a regional video game software and hardware distributor based in College Point, NY. He served as President, until December of 1997 when Alliance was sold to Take-Two Interactive Software, Inc. From 1998 until 2003, Mr. Gelman was employed by Track Data Corporation (NASDAQ: TRAC) where he served as a director and as Executive Vice President. In 2003, Mr. Gelman joined Mr. Muller to found Alliance Distributors, Inc. (name later changed to AllianceCorner Distributors Inc.), and served as its President and Chief Executive Officer. Since the acquisition by the Company of AllianceCorner Distributors Inc. on June 29, 2004, Mr. Gelman has served as Chief Executive Officer of the Company and is also currently the Chairman of the Board of Directors.

ANDRE MULLER

For more than five years prior to 2003 Andre Muller was employed as a General Manager by Take-Two Interactive Software. In 2003 Mr. Muller joined Mr. Gelman to found Alliance Distributors, Inc., and served as its Chief Operating Officer. Since the acquisition by the Company of AllianceCorner Distributors Inc. on June 29, 2004, Mr. Muller has served as Chief Operating Officer and President of the Company.

THOMAS VITIELLO

For more than five years, Mr. Vitiello has been the president of VIT Trading, Inc., a trader in precise metals. He graduated from NYU with a BS in Finance in 1985.

TERM OF OFFICE

The Company's Directors are appointed for a one-year term to hold office until the next annual meeting of shareholders. Our officers serve at the pleasure of the Board of Directors.

COMMITTEES

The Company does not have standing a nominating or compensation committee of the Board of Directors, or a committee performing similar functions. The Company does not have an audit committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, or a committee performing similar functions. The Company does not have an audit charter or a charter governing the nominating process. Management of the Company believes that it is premature at this early stage of the Company's management and business development to form an audit, nominating or compensation committee. The entire board of directors participates in the director nomination and compensation process. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2003 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has provided such recommendation on the same timely basis required for stockholders to submit a proposal at the Company's annual meeting under Rule 14a-8 of the Securities Exchange Act of 1934. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent of its voting stock.

The board of directors have determined that Humbert B. Powell III is an independent director based on Rule 4200 of the National Association of Securities Dealers' listing standards and is qualified as an "Audit Committee Financial Expert" as defined in Item 7(d)(3)(iv) of Schedule 14A.

The Company does not provide a process for security holders to send communications to the board of directors. Management of the Company does not feel it necessary to implement any such processes until such time as the common stock of the Company has greater liquidity and trades on a national securities exchange or on an automated inter-dealer quotation system of a national securities association.

MEETINGS OF THE BOARD AND COMMITTEES

The Board of Directors of the Company took no actions at meetings during the year ended December 31, 2003. All actions by the Board of Directors were conducted by resolutions consented to in writing by all the directors. During the 2003 fiscal year the board acted by unanimous written consent four times.

Prior to August 30, 2004 the Company had an audit, compensation and nominating committee. During the 2003 fiscal year, each of the audit, compensation and nominating committee met two times.

The Company does not have a policy requiring incumbent directors and director nominees to attend the Company's annual meeting of stockholders. Two incumbent directors attended last year's annual meeting.

SIGNIFICANT EMPLOYEES

We have no significant employees other than the officers mentioned above.

LEGAL PROCEEDINGS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

The Company is not aware of any legal proceedings in which any director, officer, or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any affiliate of Purchaser, or of any such director, officer, affiliate of the Company, or security holder, is a party adverse to the Company or has a material interest adverse to the Company.

The Company is not aware of any legal proceedings in which any director, or any person nominated to become a director, is involved in any of the proceedings set forth in Item 401(d) of Regulation S-B.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934; BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own 10% or more of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by Securities Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. We believe that in fiscal year 2003, no Forms 3, 4 or 5 were required to be filed by any of the Company's executive officers, directors or owners of ten percent of the Company's equity securities.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information for all services rendered during the 2003, 2002 and 2001 fiscal years for the Company's highest paid executive officers, directors and those individuals who earned in excess of $100,000 during the Company's fiscal year ended December 31, 2003. No other compensation was paid to any such officers or directors other than the cash and stock option compensation set forth below.

------------------------------- ---------------------------- ----------------------------
 Name and Principal Position         Fiscal Year Ended       Annual Compensation Salary
                                        December 31
------------------------------- ---------------------------- ----------------------------
  Steven T. Francesco, Chief               2003                          $0
      Executive Officer
------------------------------- ---------------------------- ----------------------------
                                           2002                       $127,000
------------------------------- ---------------------------- ----------------------------
                                           2001                          $0
------------------------------- ---------------------------- ----------------------------
John Gentile, Chief Executive              2003                          $0
           Officer
------------------------------- ---------------------------- ----------------------------

Following the resignation of Mr. Francesco as Chief Executive Officer after February 5, 2003, the company had no Chief Executive Officer or President for the remainder of the fiscal year 2003 and no other officers or employees that were compensated in excess of $100,000 during the fiscal years ended December 31, 2001, 2002 and 2003. During the fiscal year ended December 31, 2002, the Company had three chief executive officers. Frank Drechsler served as chief executive officer until our business combination with ER LLC on June 20, 2002. Mr. Drechsler did not earn or receive any compensation for services he rendered. Following the business combination, Humbert B. Powell, III acted as chief executive officer until July 1, 2002. Mr. Powell did not earn or receive any compensation for services he rendered in such capacity. Steven T. Francesco served as chief executive officer from July 1, 2002 until February 5, 2003. From February 5, 2003 until December 31, 2003, John Gentile served as principal executive officer. Mr. Gentile did not earn or receive any compensation for services he rendered.

DIRECTOR COMPENSATION

No director is paid any compensation for his services as director.

Prior to August 30, 2004, board members were compensated for their services as director. Each member received annual compensation of $10,000 ($12,000 if acting as chairman of a committee) plus options to purchase 10,000 shares of the Company's common stock at an exercise price equal to the closing price of our common stock on the date of the grant. The options vested over a one-year period in equal quarterly amounts, so long as the director completed service for such quarter. Non-employee directors were reimbursed for reasonable expenses in connection with serving as a director and member of a committee. There were 100,000 options issued prior to June 29, 2004, all of which were cancelled pursuant to terms of the Exchange Agreement.

STOCK INCENTIVE PLAN

The Company has terminated its 2001 Stock Incentive Plan (the "Plan"), and no options are outstanding under the Plan. The Company has no other stock option plan.

ADVISORY BOARD COMPENSATION

Prior to August 30, 2004, the Company had an Advisory Board. As compensation for serving on the Advisory Board, the members received options under the Plan to purchase an aggregate of 235,000 shares of common stock at exercise prices ranging from $0.75 to $1.60. These options expired on August 29, 2004.

EMPLOYMENT AGREEMENT

The Company has a two year employment agreement (the "Employment Agreement") effective as of July 1, 2004 with Jay Gelman, who is the Company's Chief Executive Officer and Chairman of its Board of Directors. The Employment Agreement provides for annual compensation of $300,000 for the first year and $350,000 annually thereafter. The Employment Agreement also provides for the Board of Directors to award bonuses to Mr. Gelman in an amount equal to his salary. In the event of a termination of Mr. Gelman's employment by the Company other than for Cause, as defined under the Employment Agreement, or by Mr. Gelman for Good Reason, as defined under the Employment Agreement, Mr. Gelman will be entitled to a lump sum equal to three times his base salary for the period from the date of termination through June 30, 2006. The Employment Agreement contains a 12-month non-compete provision effective following termination, except for termination by the Company other than for Cause, or Good Reason by Mr. Gelman. The Employment Agreement also contains customary confidentiality provisions.

                                  ACTION NO. 1

AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company currently has authorized capital stock of 50,000,000 shares of common stock and 5,000,000 shares of preferred stock. There are issued and outstanding 22,000,000 shares of common stock, 1,685,115 Series A Preferred Shares and 1,551,314 Series B Preferred Shares. The par value of each class of capital stock is $.001 per share. By their written consents, shareholders and a proxy holder have voted 1,454,277,300 shares, out of a total of 2,287,500,300 shares entitled to vote, in favor of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 4,400,000,000 shares and to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000. The vote in favor of the amendment is greater than a majority of the Company's total voting power and is sufficient to approve the amendment.

The text of the Articles of Incorporation increasing the number of authorized shares of common stock and authorized number of shares of preferred stock is set forth in Exhibit A to this information statement. The text of the Articles of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board of Directors deems necessary and advisable to effect the amendments.

Of the 4,400,000,000 shares of common stock to be authorized, 22,000,000 shares will constitute shares of common stock issued and outstanding prior to the amendment, 2,265,500,300 shares will be available to permit the conversion of the Preferred A Shares and the Preferred B Shares as described under "Background," and the balance will be available for issuance by the Board of Directors. Of the 10,000,000 shares of preferred stock to be authorized, 6,763,571 shares will be available for issuance by the Board of Directors.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. Because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares except for the automatic conversion of the Preferred Shares as described in the "Background" section above. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

The Board of Directors, within the limitations and restrictions contained in the articles of incorporation and without further action by the Company's stockholders, has the authority to issue the preferred stock from time to time in one or more series and to fix the number of shares and the relative rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series. The terms of the additional shares of preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the board of directors. Because holders of preferred stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of preferred stock will reduce a stockholders' percentage ownership in the total outstanding shares of preferred stock. The creation of additional shares of authorized preferred stock will not alter the current number of issued preferred shares. The relative rights and limitations of the shares of preferred stock will remain unchanged under this amendment.

The increase in the number of authorized but unissued shares of common stock and preferred stock that would be available for issuance would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of common stock and preferred stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders.

Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles of incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. The Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this Action is not being taken with the intent that it be utilized as a type of anti-takeover device.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

As of the date of this information statement, no preferred stock has been issued other than the Series A Preferred Shares and Series B Preferred Shares described under "Background."

Except for the automatic conversion of the Preferred Shares as described under "Background," there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock or preferred to stock.

                                  ACTION NO. 2

REVERSE STOCK SPLIT

General

By their written consents, shareholders and a proxy holder have voted 1,454,277,300 shares, out of a total of 2,287,500,300 shares entitled to vote, in favor of a further amendment to the Company's Articles of Incorporation to effect a reverse stock split of the Company's authorized common stock and the Company's issued and outstanding common stock on the basis of one-for-44. The amendment will not reverse split the preferred stock. The vote in favor of the amendment is greater than a majority of the Company's total voting power and is sufficient to approve the amendment.

After giving effect to the reverse split, there will be authorized 100,000,000 shares of common stock, of which 500,000 shares shall be issued and outstanding to shareholders holding shares of common stock prior to the amendment, 51,488,644 shares will be available to permit the conversion of the Preferred A Shares and the Preferred B Shares, and 48,011,356 shares will be available for issuance by the Board of Directors. There will continue to be authorized 10,000,000 shares of preferred stock, of which 6,763,571 shares will be available for issuance by the Board of Directors.

CERTAIN RISK FACTORS ASSOCIATED WITH THE REVERSE STOCK SPLIT

There can be no assurance that the total market common stock capitalization of the Company (the aggregate value of all the Company's common stock at the then market price) after the reverse stock split will be equal to or greater than the total market capitalization before the reverse stock split, or that the per share market price of the Company's common stock following the reverse stock split will increase in proportion to the reduction in the number of shares of the Company's common stock outstanding before the reverse stock split.

A decline in the market price of the Company's common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Company's common stock could be adversely affected following such a reverse stock split.

If the reverse stock split is effected and the market price of the Company's common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the Company's common stock will, however, also be based on the Company's performance and other factors, which are unrelated to the number of shares of common stock outstanding. Furthermore, the liquidity of the Company's common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

IMPACT OF THE REVERSE STOCK SPLIT

The reverse stock split will be realized simultaneously for all the Company's common stock and the ratio will be the same for all the Company's common stock. The reverse stock split will affect all of the Company's shareowners uniformly and will not affect any shareowner's percentage ownership interests in the Company, except that, as described below, shareowners otherwise entitled to fractional shares as a result of the reverse stock split will be rounded up to a full share.

The principal effect of the reverse stock split will be that:

o there will be authorized 100,000,000 shares of common stock, of which 500,000 shares shall be issued and outstanding to shareholders holding shares of common stock prior to the amendment, 51,488,644 shares will be available to permit the conversion of the Preferred A Shares and the Preferred B Shares, and 48,011,356 shares will be available for issuance by the Board of Directors;

o proportionate adjustments will be made to the conversion rate of Series A Preferred Shares that are not automatically converted into common stock by reason of the 4.999% Restriction referred to under "Background," and to the per-share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase shares of the Company's common stock, which will result in approximately the same aggregate price being required to be paid for such options and warrants upon exercise immediately preceding the reverse stock split.

In addition, the reverse stock split will increase the number of shareowners who own odd lots (less than 100 shares). Shareowners who hold odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Effect on Fractional Shareowners

Shareholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, shareholders will be issued receive the next highest full number of shares.

Procedure regarding Stock Certificates

Shareholders will receive a transmittal letter from our transfer agent, Pacific Stock Transfer Company, as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender certificate(s) representing pre-reverse stock split shares to the transfer agent. As soon as practicable thereafter, the Company will issue a replacement certificate for post-split shares.

SHAREOWNERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The reverse stock split will not affect the par value of the Company's common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to the Company's common stock on its balance sheet will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of the Company's common stock will be restated because there will be fewer shares of the Company's common stock outstanding.

Procedure for Effecting Reverse Stock Split

The Company will file a Certificate of Amendment to the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada to amend our existing Amended and Restated Articles of Incorporation. The reverse stock split will become effective on the date of filing the Certificate of Amendment to the Articles of Incorporation, which is referred to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment to the Amended and Restated Articles of Incorporation is set forth in Exhibit B to this information statement. The text of the Certificate of Amendment to the Amended and Restated Articles of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board of Directors deems necessary and advisable to effect the reverse stock split.

No Appraisal Rights

Under the Nevada Revised Statutes ("NRS") of the State of Nevada, our shareowners are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide shareowners with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareowner may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

No gain or loss should be recognized by a stockholder upon such stockholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefor.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

                                  ACTION NO. 3

REINCORPORATION IN DELAWARE

      The Company is incorporated in Nevada. By their written consents, shareholders and a proxy holder have voted 1,454,277,300 shares, out of a total of 2,287,500,300 shares entitled to vote, and approved a change in the Company's state of incorporation from Nevada to Delaware by way of the merger of the Company under a merger agreement in the form of Exhibit C into its wholly-owned subsidiary, Alliance Distributors Holding Inc. ("Alliance-Delaware"). Since Alliance-Delaware will be the surviving corporation, the reincorporation will change the name of the Company to Alliance Distributors Holding Inc. The vote in favor of the reincorporation is greater than a majority of the Company's total voting power and is sufficient to approve the reincorporation.

SUBSTANTIVE PROVISIONS OF THE REINCORPORATION MERGER AGREEMENT

      The following discussion summarizes certain aspects of the reincorporation merger agreement. The summary is not intended to be complete and is qualified in its entirety by reference to the reincorporation merger agreement, Alliance-Delaware's certificate of incorporation ("Delaware Charter"), attached hereto as Exhibit D, and Alliance-Delaware's bylaws ("Delaware Bylaws"), attached hereto as Exhibit E.

      On the effective date of the reincorporation, Alliance-Delaware will succeed to all of the assets, liabilities and business of the Company and will possess all of the rights and powers of the Company. The current officers and directors of the Company will become the officers and directors of Alliance-Delaware.

      The Delaware Charter and Delaware Bylaws will remain in full force and effect after the reincorporation, without amendment, and will be the Charter and By-Laws that govern the public entity in which investors own their shares. Alliance-Delaware will remain subject to the Delaware General Corporation Law.

      The Delaware Charter and (giving effect to Actions 1 and 2) the Company's Amended and Restated Articles of Incorporation (the "Nevada Charter") each authorize 100,000,000 shares of common stock and 10,000,000 shares of preferred stock. On the effective date of the reincorporation, each issued and outstanding share of common and preferred stock of the Company, $0.001 par value per share, will be converted automatically into one share of Alliance-Delaware common and preferred stock, $0.001 par value per share, respectively, and each issued and outstanding option and warrant of the Company will be converted automatically into one option or warrant, as the case may be, of Alliance-Delaware. Each stock certificate representing issued and outstanding shares of the Company's common and preferred stock will continue to represent the same number of shares of Alliance-Delaware common and preferred stock, respectively.

      By reason of the 4.999% Restriction referred to in "Background," certain Series A Preferred Shares will not be converted into common stock on effectiveness of the Amendment referred to in Action 1. These Series A Preferred Shares will instead be converted, on a one share for one share basis, into shares of Series A Convertible Non Redeemable Preferred Stock of Alliance-Delaware ("Alliance-Delaware Series A Preferred Shares") that have the same applicable terms and provisions as the Series A Preferred Shares of the Company.

      There will be no difference in the number of shares of capital stock authorized under the Nevada Charter and the Delaware Charter, in the number of shares of capital stock authorized but unissued, or in the number of issued shares.

      The Company's common stock trades on the Pink Sheets and, after the reincorporation, Alliance-Delaware common stock will be listed for trading on the Pink Sheets under the symbol, ADHI, if such symbol is available.

      Approval of the reincorporation also constitutes approval of any Company plans continuing as Alliance-Delaware plans. Other employee benefit arrangements of the Company will also be continued by Alliance-Delaware upon the terms and subject to the conditions currently in effect.

      The holders of Alliance-Delaware stock will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors. The holders of Alliance-Delaware common stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of Alliance-Delaware preferred stock designated by Alliance-Delaware board of directors from time to time, the holders of Alliance-Delaware common stock will be entitled to such dividends as may be declared from time to time by Alliance-Delaware board of directors from funds available therefore, and upon liquidation will be entitled to receive pro rata all assets of Alliance-Delaware available for distribution to such holders.

      Stockholders may, but are not required to, surrender their present Company's common and preferred stock certificates so that replacement certificates representing shares of Alliance-Delaware common and preferred stock, respectively, may be issued in exchange therefor. Each stock certificate of the Company will continue to represent the same number of shares of Alliance-Delaware after the reincorporation. The Company's transfer agent, Pacific Stock Transfer Company, will act as transfer agent for Alliance-Delaware after the reincorporation. Stockholders may consult their stockbrokers or the Company with respect to any questions regarding the mechanics of obtaining new stock certificates.

      The reincorporation merger agreement provides that it may be amended at any time, whether before or after it is approved by the Company stockholders, by agreement of the Company board and the board of directors of Alliance-Delaware, subject to any restrictions imposed by the Delaware and Nevada corporation statutes. The reincorporation merger agreement is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and Delaware and as the Board of Directors deems necessary and advisable. Delaware law does not permit an amendment to the reincorporation merger agreement, absent stockholder approval, if such amendment would adversely affect the holders of any class of stock of either the Company or Alliance-Delaware. Nevada law will permit amendment to the reincorporation merger agreement after approval by the Company stockholders and prior to becoming effective, so long as any amendment does not alter or change the manner or basis for exchanging the Company stockholders' interests and do not adversely affect the Company stockholders. Neither the Company board nor Alliance-Delaware board intends to make any material amendment to the reincorporation merger agreement, nor do they intend to amend the Delaware Charter or Delaware Bylaws should the reincorporation be approved by the Company's stockholders.

RIGHTS OF DISSENTING STOCKHOLDERS

YOU ARE HEREBY GIVEN NOTICE THAT YOU HAVE CERTAIN DISSENTER'S AND APPRAISAL RIGHTS UNDER NEVADA LAW

      Under Nevada law, a stockholder is entitled to dissent from the reincorporation merger and obtain cash payment for the fair value of his or her shares. Any consideration that you receive for your shares of capital stock pursuant to such judicial valuation could be more or less than you would have received pursuant to the reincorporation. To exercise your dissenters' rights, you must follow certain procedures under Nevada law. If you do not follow these procedures exactly, you will lose your dissenters' rights.

      The full text of Nevada statutes NRS 92A.300 through 92A.500 are included as Exhibit H hereto, and are incorporated herein by reference.

      These statutes give you the right to dissent from the merger and obtain cash payment for the "fair value" of your shares, as determined in accordance with NRS. Below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the merger under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute. This description is not intended to be complete. If you are considering exercising your dissenters' rights with respect to the merger, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights. Failure to take any one of the required steps may result in termination of your dissenters' rights under Nevada Law. If you are considering dissenting, you should consult with your own legal advisor.


      If you (an "Objecting Stockholder") elect to dissent, you must, by no later than November 29, 2004, file a written objection to the merger stating your intention to demand payment for your shares. The written objection should be sent to Essential Reality, Inc. 15-15 132nd Street, College Point, New York 11356, Attention: Secretary. Registered Mail, Return Receipt Requested is recommended. The objection shall include (i) a notice of election to dissent,
(ii) the stockholder's name and residence address, (iii) the number of shares as to which the stockholder dissents (iv) a demand for payment of the fair value of the stockholder's shares if the merger is consummated and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter's notice.


      A stockholder may not dissent as to less than all of the shares as to which he has a right to dissent, held by him of record that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.


      Together with the written demand or by November 29, 2004, the Objecting Stockholder must submit certificates representing all of his shares of stock of Essential Reality, Inc. to Essential Reality, Inc. or its transfer agent for the purpose of affixing a notation indicating that a demand for payment has been made.


      FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA'S DISSENTERS' RIGHTS STATUTE. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE REINCORPORATION.

      When required by the Nevada disenters' rights statutes, after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the reincorporation until the date of payment). The payment will be accompanied by:

      o our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;

      o an explanation of how we estimated the fair value of the shares and how the interest was calculated;

      o information regarding your right to challenge the estimated fair value; and

      o     a copy of Nevada's dissenters' rights statute.

      We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If we withhold payment, after the consummation of the reincorporation, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

      If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your and our estimate. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

      If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Carson City, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

      o the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

      o the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

      In no event will Essential Reality, Inc. make any payments in respect of dissenters' rights before the consummation of the reincorporation merger, or if the reincorporation merger is not effected for any reason.

      FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS' RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IF DISSENTERS' RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE AGREEMENT AND PLAN OF MERGER. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA'S DISSENTERS' RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE REINCORPORATION YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

      The board of directors seeks the reincorporation for a number of reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

      Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board of directors under the business judgment rule with respect to unsolicited takeover attempts.

      In the opinion of the Company's board of directors, the latitude described above also affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations.

      For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may not be paid by the corporation if the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation's articles of incorporation permit otherwise) if the corporation's total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada and Delaware corporation laws are more fully explained below in the section entitled "Comparative Rights of Stockholders."

      Delaware law also permits a corporation to adopt a holding company structure without requiring a meeting or vote of stockholders, provided that the certificate of incorporation and bylaws of the holding company do not differ materially from the certificate of incorporation and bylaws of the predecessor corporation that becomes the holding company's subsidiary, each share of the predecessor's capital stock outstanding immediately prior to the transaction is converted into a share of the holding company having the same designations, rights, powers and preferences, the directors remain the same, and the stockholders of the predecessor do not recognize gain or loss for federal income tax purposes.

      Finally, in the opinion of the Company's board and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL.

      DISADVANTAGES OF REINCORPORATION IN DELAWARE

      Despite the Company board's belief as to the benefits and advantages of reincorporation in Delaware, some stockholders may find the reincorporation disadvantageous for several reasons. As discussed below, Delaware law, unlike any applicable provision of Nevada law, contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations which are not approved by the board of directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of Alliance-Delaware would be able to receive a premium above market value for their shares of the Company-Delaware common stock in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of Alliance-Delaware common stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by Alliance-Delaware board of directors and may make removal of the board of directors or management less likely as well.

      As further discussed below, the Delaware Charter contains a provision limiting director liability under certain circumstances and the Delaware Bylaws contain provisions relating to indemnification of directors and officers. These provisions could operate to the potential disadvantage of the stockholders of Alliance-Delaware. For example, their inclusion may have the effect of reducing the likelihood of Alliance-Delaware recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Alliance-Delaware and its stockholders. In addition, the stockholders of Alliance-Delaware may forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Alliance-Delaware.

      COMPARATIVE RIGHTS OF STOCKHOLDERS

      As a result of the reincorporation, holders of the Company's common stock will become holders of Alliance-Delaware common stock and the rights of all such former the Company stockholders will thereafter be governed by the Delaware Charter, the Delaware Bylaws, and Delaware law. The rights of the holders of the Company's common stock are presently governed by the Company's Charter ("Nevada Charter"), attached hereto as Exhibit F, the Company's bylaws ("Nevada Bylaws"), attached hereto as Exhibit G, and Nevada law.

      The following summary, which does not purport to be a complete statement of the general differences among the rights of the stockholders of Alliance-Delaware and the Company, sets forth certain differences between the corporation statutes of Delaware and Nevada, between the Delaware Charter and the Nevada Charter, and between the Delaware Bylaws and the Nevada Bylaws. This summary is qualified in its entirety by reference to the full text of each of such documents, the Delaware General Corporation Law ("DGCL") and the Nevada Revised Statutes ("NRS").

      NUMBER OF DIRECTORS; REMOVAL; FILLING VACANCIES The Delaware Charter and Bylaws and the Nevada Bylaws both provide that the number of directors shall be fixed from time to time by the board of directors, but the Nevada Bylaws provides that there may be a maximum of 15 directors.

      Under both the DGCL and the NRS, classified boards with staggered terms are permitted. The Nevada Charter and Nevada Bylaws do not provide for a classified board, nor do the Delaware Charter and Delaware Bylaws.

      Under the NRS, stockholders may remove one or more directors by the vote of the holders of not less than 66 2/3% of the voting power of the voting, unless the articles of incorporation require a vote of a greater percentage of the voting stock. The Nevada Charter does not require a greater percentage than the NRS. Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors, except where the board is classified or shareholders have the right to cumulate their votes for directors. The Delaware Charter and Delaware Bylaws do not provide for a classified board nor for cumulative voting rights. Thus, if the Delaware reincorporation is approved, the vote of a smaller proportion (i.e., a majority) of the outstanding shares of common stock would be required to remove one or more directors of the Company.

      The Delaware Bylaws provide that any vacancies (including newly-created directorships) will be filled only by a majority of the remaining directors, though less than a quorum. Directors appointed to fill vacancies created by the resignation or termination of a director will serve until the expiration of the term for which elected. Under the Nevada Bylaws, newly created vacancies can also be filled by the shareholders.

      BUSINESS COMBINATIONS

      Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

      Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period, although the Corporation's certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude Alliance-Delaware from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of
Section 203 of the DGCL may encourage companies interested in acquiring Alliance-Delaware to negotiate in advance with Alliance-Delaware board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

      The NRS also prohibits certain business combinations between a corporation and an "interested stockholder" (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for three years after such person became an interested stockholder unless such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the board of directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder. Notwithstanding the foregoing, the NRS permits business combinations that meet all requirements of the corporation's articles of incorporation and either (i) are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase), or (ii) are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than three years after the interested stockholder became an interested stockholder, or (iii) the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated. A corporation may expressly exclude itself from application of the foregoing business combination provisions of the NRS, but the Company has not done so.

      LIMITATION OF LIABILITY OF DIRECTORS

      The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for damages for certain breaches of the director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Bylaws and the Delaware Charter each include such a provision, in each case, to the maximum extent permitted by law.

      The Delaware Charter provides that a director or an officer will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

      The NRS permits a corporation to include any provision in its articles of incorporation that are not contrary to the laws of the State of Nevada; there is no restriction on a corporation's ability to limit the personal liability of a director or officer to the corporation. Under the NRS, a director is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (i) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (ii) his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law. There is no requirement that any such provision be included in the articles of incorporation to be effective.

      The Nevada Charter provides that the Company's directors and officers shall not be personally liable for monetary damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of the NRS, in which cases a director shall be liable to the extent provided under prior Nevada law. While these provisions provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer's or director's breach of his or her duty of care. The NRS limits an officer's or director's liability for monetary damages, except for breach of his duties under certain circumstances.

      INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Both the NRS and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states' laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney's fees, actually and reasonably incurred, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers. Both the DGCL and NRS provide that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

      The Delaware Charter and Bylaws provide that the corporation shall indemnify its directors and officers, and the directors and officers of its subsidiaries, to the fullest extent permitted by law. Section 145 of the DGCL provides as follows:

      ss. 145. Indemnification of officers, directors, employees and agents; insurance.

      (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

      (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

      (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

      (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

      (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

      (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

      (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

      (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

      (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees).

      The Nevada Bylaws provide as follows (see Exhibit G for additional indemnification provisions in Section 10 of the Nevada Bylaws):

      10.1 Right to Indemnification of Directors and Officers

            Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 10.3 of these Bylaws or with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

      Section 10.2 Right to Advancement of Expenses

            The right to indemnification conferred in Section 10.1 of these Bylaws shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Nevada General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise.

      10.3 Right of Indemnitee to Bring Suit

      The rights to indemnification and to the advancement of expenses conferred in Sections 10.1 and 10.2 of these Bylaws shall be contract rights. If a claim under Sections 10.1 and 10.2 of these Bylaws is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Nevada General Corporation Law. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in Nevada General Corporation Law, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this section or otherwise shall be on the Corporation.

      10.4 Non-Exclusivity of Rights

      The rights to indemnification and to the advancement of expenses conferred in this article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Articles of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

      10.5 Insurance

      The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

      10.6 Indemnification of Employees and Agents of the Corporation

      The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

      10.7 No Presumption of Bad Faith

      The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of this Corporation, or, with respect to any criminal proceeding, that the person had reasonable cause to believe that the conduct was unlawful.

      The members of the Company Board have a personal interest in seeing that the reincorporation is approved and effected so that they are subject to the limitation on liability and indemnification provisions included in the Delaware Charter and the Delaware Bylaws.

      SPECIAL MEETINGS OF STOCKHOLDERS

      Under the DGCL, a special meeting of stockholders may be called by the corporation's board of directors or by such persons as may be authorized by the Corporation's certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i)
Alliance-Delaware Board, (ii) the Chairman, or (iii) the Chief Executive
Officer.

      Unless otherwise provided in the articles of incorporation or bylaws, the NRS provides that the entire board of directors, any two directors or the president of a corporation may call annual and special meetings of the stockholders. The Nevada Bylaws provide that a special meeting of stockholders may be called by the Company Board, the President, the Chairman or holders of not less than 10% of the outstanding shares of stock of the Company entitled to vote at the meeting.

AUTHORIZED CAPITAL

      The preferred stock may be issued from time to time in one or more series, and the Alliance-Delaware Board, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of Alliance-Delaware common stock. Similarly, the NRS provides that the articles of incorporation may prescribe, or vest authority in the board of directors to prescribe, the classes, series, voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock without further approval of its stockholders. Holders of Alliance-Delaware common stock will not have any preemptive or similar rights to acquire any preferred stock.

      AMENDMENT OR REPEAL OF THE CERTIFICATE OF REINCORPORATION

      Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. Under the NRS, the board of directors of a Nevada corporation that has already issued stock must approve any proposed amendment to its articles of incorporation and declare its advisability. The proposed amendments must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater or lesser vote with respect to specified amendments. The Nevada Charter requires approval by a majority of the stockholders to amend the Nevada Charter.

      AMENDMENTS TO BYLAWS

      Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. There is no provision in the NRS that proscribes amendments by the board of directors to a corporation's bylaws. The Delaware Charter affords to the Board the power to make, alter or repeal the Delaware Bylaws. The Nevada Charter provides the same power to the Board but the Bylaws provide the same power to shareholders, and permit the shareholders to override bylaw changes made by the Board.

      SUMMARY OF CERTAIN OTHER SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA CORPORATE LAWS

The following is a brief summary of certain other ways in which the NRS and DGCL differ and does not purport to be a complete statement of such laws.

      PROCEDURE FOR MAKING NOMINATIONS The Nevada Bylaws provide no specific procedure for nominations of directors by stockholders. The Delaware Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election of director or to bring other business before an annual meeting. Under these procedures, a stockholder that proposes to nominate a candidate for director or propose other business at an annual meeting of stockholders, must give written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received by the deadline specified above.

      MERGER WITH SUBSIDIARY Under the DGCL, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. The NRS permits such mergers without stockholder approval if 90% of each class of capital stock of the subsidiary is owned by the parent corporation.

      COMMITTEES OF THE BOARD OF DIRECTORS The NRS and DGCL both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation's own stock. Moreover, if the Corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Under the NRS, unless it is otherwise provided in the articles of incorporation, a committee of the board of directors has and may exercise the powers of the board of directors in the management of the business and affairs of the corporation.

      VOTE REQUIRED FOR MERGERS The NRS provides that the sale, lease, exchange or disposal of all of the assets of a Nevada corporation as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by the affirmative vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the NRS, the vote of the stockholders of a Nevada corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger, (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving entity outstanding immediately before the merger, and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger will not exceed by more than twenty percent the total number of participating shares outstanding immediately before the merger. The DGCL has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. The DGCL requires that either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (ii) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

      STOCK REDEMPTIONS AND REPURCHASES

      Both Delaware and Nevada corporations may generally purchase or redeem their own shares of capital stock. Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Nevada corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise), the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

      PROXIES Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under the NRS, a proxy is effective only for a period of six (6) months, unless it is coupled with an interest or unless otherwise provided in the proxy which duration may not exceed seven (7) years.

      CONSIDERATION FOR STOCK

      Under the NRS, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. Under the DGCL, a corporation may accept as consideration for its stock consisting of cash, any tangible or intangible property or any benefit to the corporation, or any combination thereof, in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

      STOCKHOLDERS' RIGHTS TO EXAMINE BOOKS AND RECORDS

      The DGCL provides that any stockholder of record may demand to examine the corporation's books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order. Under the NRS, any stockholder who owns at least 15% of the outstanding shares of the corporation's capital stock or has been authorized in writing by the holders of at least 15% of all its issued and outstanding shares may inspect, copy and audit the books of account and all financial records of the corporation. However, only a stockholder whose demand is made with a proper purpose may undertake any such inspection or audit. Under the NRS, if any officer or agent keeping records in Nevada refuses to allow a stockholder of a corporation to inspect or audit the corporation's books of account and financial records, the corporation and the officer or agent will be liable to the stockholder for all damages incurred by the stockholder, and the corporation may be liable for fines payable to the State of Nevada. There is no such corresponding provision in the DGCL.

      DIVIDENDS The DGCL provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. The NRS provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

      CORPORATE ACTION WITHOUT A STOCKHOLDER MEETING The DGCL and the NRS both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, or the bylaws of a Nevada corporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing.

      APPRAISAL AND DISSENTERS' RIGHTS

      Under the DGCL and the NRS, stockholders have appraisal or dissenter's rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders meeting, a stockholder who wishes to assert dissenter's rights (i) must deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) must not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL and the NRS provide for the dissenter and the company to petition the Court of Chancery or a Nevada state court, respectively. Although appraisal or dissenter's rights are substantially similar in Delaware and Nevada, this discussion is qualified in its entirety by reference to the DGCL and the NRS which provide more specific provisions and requirements for dissenting stockholders.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

      The following description of the material U.S. federal income tax consequences of the reincorporation is based on the Code and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this joint prospectus/proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. This discussion should not be considered tax or investment advice, and the tax consequences of the reincorporation may not be the same for all stockholders. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as financial institutions, insurance companies, tax-exempt entities, dealers in securities, holders of dissenting shares, holders as part of a hedge, straddle, or conversion transaction, foreign persons, and holders who acquired their shares as compensation, whether through employee stock options or otherwise. This discussion does not address or describe any tax consequences arising out of the tax laws of any state, local or foreign jurisdiction. Stockholders desiring to know their individual federal, state, local and foreign tax consequences are encouraged to consult their own tax advisors.

      The reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Code. Assuming such tax treatment, the following U.S. federal income tax consequences will generally result:

      - No gain or loss will be recognized by the Company or the Company stockholders as a result of the reincorporation.

      - The aggregate tax basis of Alliance-Delaware common stock received by each Company stockholder in the Reincorporation merger will be equal to the aggregate tax basis of the Company's common stock exchanged in the reincorporation merger.


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

      - The holding period of Alliance-Delaware common stock received by each Company stockholder in the reincorporation will include the period for which such stockholder held the Company's common stock exchanged in the reincorporation merger, provided that such the Company's common stock was held by such stockholder as a capital asset at the time of the reincorporation.

SECURITIES ACT CONSEQUENCES

      The shares of Alliance-Delaware common stock to be issued in exchange for shares of the Company's common stock are not being registered under the Securities Act of 1933, as amended. In that regard, Alliance-Delaware is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

      After the reincorporation, Alliance-Delaware will be a publicly-held company, Alliance-Delaware common stock will trade on the Pink Sheets, and Alliance-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose common stock is freely tradable before the reincorporation will have freely tradable shares of Alliance-Delaware common stock. Stockholders holding restricted shares of common stock will have shares of Alliance-Delaware common stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Alliance-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Alliance-Delaware common stock on the date they acquired their shares of the Company's common stock. In summary, Alliance-Delaware and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation as were the Company and its stockholders prior to the reincorporation.

ABANDONMENT

      The Company reserves the right, by action of the Company board, to abandon the reincorporation prior to effectiveness of the reincorporation if it determines that such abandonment is in the best interests of the Company. The Company board has made no determination as to any circumstances which may prompt a decision to abandon the reincorporation.

                                  ACTION NO. 4

APPROVAL OF THE ALLIANCE DISTRIBUTORS HOLDING INC. 2004 STOCK PLAN

General

      By their written consents, shareholders and a proxy holder have voted 1,454,277,300 shares, out of a total of 2,287,500,300 shares entitled to vote, and approved a plan that will enable us to grant equity and equity-linked awards to our directors and officers and employees and other person who provide services to the Company. This plan is called the "Alliance Distributors Holding Inc. 2004 Stock Plan," and is sometimes referred to in this information statement as the plan. The plan is intended to allow us to provide incentives that will (1) strengthen the desire of highly competent persons to provides services to our company and (2) further stimulate their efforts on behalf of our company. The vote in favor of the plan is greater than a majority of the Company's total voting power and is sufficient to approve the plan.

Additional Information Concerning the Plan

      The following is a summary of the certain key provisions of the plan. A copy of the plan is included as Exhibit I.

      Shares Available. The maximum number of shares of common stock that may be delivered under the plan is 10,000,000, subject to adjustment for certain specified changes to the Company's capital structure. Some awards under the plan may link future payments to the awardee to the future value of a specified number of shares of common stock. The number of shares used for reference purposes in connection with these awards will be considered "delivered" for purposes of computing the maximum number of shares that may be delivered under the plan. If an award under the plan terminates without the shares subject thereto being delivered, the shares subject to such award will thereafter be available for further awards under the plan.

      Eligibility. All directors, officers and other employees and other person who provide services to the Company are eligible to participate in the plan.

      Administration. The administrator of the plan will be the board or any other committee which the board designates to serve as the administrator of the plan. The board or committee serving as administrator (the "Committee") will, among other things, have the authority to: construe the plan and any award under the plan; select the directors and officers to whom awards may be granted and the time or times at which awards will be granted; determine the number of shares of common stock to be covered by or used for reference purposes for any award; determine and modify from time to time the terms, conditions, and restrictions of any award; approve the form of written instrument evidencing any award; accelerate or otherwise change the time or times at which an award becomes vested or when an award may be exercised or becomes payable; waive, in whole or in part, any restriction or condition with respect to any award; and modify, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards.

      The Committee has not yet made any awards under the plan. Because the granting of awards is in the sole discretion of the Committee, the nature and magnitude of future awards cannot currently be determined.

      Types of Awards. The types of awards that may be made under the plan are stock options, stock appreciation rights, restricted stock awards, and stock units. The Committee will fix the terms of each award, including, to the extent relevant, the following: (1) exercise price for options, base price for stock appreciation rights, and purchase price, if any, for restricted stock awards,
(2) vesting requirements and other conditions to exercise, (3) term and termination, (4) effect, if any, of change of control and (5) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made are set forth below.

      Stock Options. The Committee may grant options that are qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") and options that are not so qualified ("non-qualified options"). ISOs are subject to certain special limitations, including the following: (1) the exercise price per share may not be less than 100% of the fair market value per share of our common stock as of the grant date (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (2) the term may not exceed 10 years, and
(3) the recipient must be an employee of our company.

      Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our common stock over a specified base price determined by the Committee. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, if any, of: (1) the fair market value of a share of our common stock as of the exercise date over (2) the specified base price. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.

      Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our common stock for no consideration or for the consideration specified by the Committee. The shares will be subject to such vesting periods and other restrictions and conditions as the Committee determines.

      Stock Units. A stock unit is a bookkeeping account to which there is credited the fair market value of a share of our common stock. The value of the account is subsequently adjusted to reflect changes in the fair market value. Upon exercise of a stock unit, the holder is entitled to receive the value of the account. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.

      Certain Corporate Transactions. If certain corporate transactions specified in the plan occur, the Committee may make appropriate or equitable adjustments to the plan and awards, including (1) the number of shares of stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding awards and (3) the exercise price, base price, or purchase price applicable to outstanding awards under the plan. The Committee may cancel outstanding awards, but not outstanding stock or restricted stock awards, in connection with any merger or consolidation of our company or any sale or transfer of all or part of our assets or business, or any similar event. The Committee may determine to make no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. The Company is required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).

      Amendment. The board may amend the plan at any time and from time to time, provided that (1) no amendment may deprive any person of any rights granted under the plan before the effective date of such amendment, without such person's consent; and (2) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

      Term of Plan. No award may be granted under the plan after the close of business on the day immediately preceding the tenth anniversary of the adoption of the plan. However, all awards made prior to such time will remain in effect in accordance with their terms.

      Certain Federal Income Tax Considerations; Matters Relating to Section 162(m) of the Internal Revenue Code. Under Section 162(m) of the Internal Revenue Code, we are generally precluded from deducting compensation in excess of $1 million per year paid to our chief executive officer and our next four highest paid executive officers. For purposes of this limitation, there is excluded from compensation any payments that an executive receives under performance-based plans that meet certain requirements specified by the Internal Revenue Code. The new plan that you are being asked to approve does not qualify as a performance-based plan and, accordingly, compensation realized in respect of awards will be subject to the Section 162(m) limitation. Consequently, the granting of awards under the plan, either alone or in conjunction with other compensation, could cause us to have non-deductible compensation expense.

Matters Relating to Change of Control. The Committee may provide that the vesting of an award be accelerated upon a change of control. In such event, all or a portion of the relevant award may be deemed a "parachute payment." Under provisions of the Internal Revenue Code, (1) the recipient of an "excess parachute payments" (as defined in Section 280G of the Internal Revenue Code) would be required to pay a 20% excise tax thereon (in addition to income tax otherwise owed) and (2) the "excess parachute payment" would not be deductible to our company. If any of our executive officers is required to pay such an excise tax, we will be required to pay the executive an amount that is sufficient on an after-tax basis to offset such payment.

      Matters Relating to Stock Options

      Non-Qualified Options. No income will be recognized by a participant upon the grant of a non-qualified option. Upon exercise, the participant will generally have ordinary income in the amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an employee participant will be subject to tax withholding. Upon a later sale of such shares, the participant will have capital gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant with respect to shares acquired upon exercise of the non-qualified option.

      Incentive Stock Options. No income will be recognized by a participant upon the grant of an incentive stock option. Further, the participant will recognize no income at the time of exercise (although a participant may have income for purposes of alternative minimum tax calculations) and we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an option. If the participant holds the acquired shares two years from the date of grant and one year from the date of exercise the entire gain (or loss) realized when the participant eventually disposes of the stock is treated as long term capital gain (or loss). If the shares are disposed of before such holding period requirements are satisfied, the participant will recognize ordinary income in an amount equal to the lesser of the difference between (1) the exercise price and the fair market value of the shares on the date of exercise or (2) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

By Order of the Board of Directors


                                       /s/ Jay Gelman

                                       Jay Gelman
                                       Chairman of The Board

Exhibit A

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
           (Pursuant to NRS 78.385 and 78.390 After Issuance of Stock)

1.    Name of corporation: Essential Reality, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

      See Attachment A

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting powers as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 1,454,277,300. *

4.    Officer Signature (Required):


                /s/ Jay Gelman
                --------------------------
               Jay Gelman
               Chief Executive Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                  ATTACHMENT A

"FOURTH. The aggregate number of shares which this corporation is authorized to issue is 4,410,000,000, divided into classes as follows:

      A. 4,400,000,000 shares of common stock, $.001 par value per share (hereinafter called the "Common Stock), and

      B. 10,000,000 shares of preferred stock, $.001 par value per share, to be issued in series (hereinafter called the "Preferred Stock").


      The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of this corporation:

The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series.

Authority is hereby expressly granted to the Board of Directors of this corporation to fix by resolution, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations, and relative rights, preferences and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares, (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Nevada Revised Statutes.

Exhibit B

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
           (Pursuant to NRS 78.385 and 78.390 After Issuance of Stock)

1.    Name of corporation: Essential Reality, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

      See Attachment A

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting powers as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 1,454,277,300. *

4.    Officer Signature (Required):


            /s/ Jay Gelman
            --------------------------
            Jay Gelman
            Chief Executive Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                  ATTACHMENT A

"FOURTH. The aggregate number of shares which this corporation is authorized to issue is 110,000,000, divided into classes as follows:

      A. 100,000,000 shares of common stock, $.001 par value per share (hereinafter called the "Common Stock), and

      B. 10,000,000 shares of preferred stock, $.001 par value per share, to be issued in series (hereinafter called the "Preferred Stock").

      The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of this corporation:

The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series.

Authority is hereby expressly granted to the Board of Directors of this corporation to fix by resolution, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations, and relative rights, preferences and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares, (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Nevada Revised Statutes.

Reverse Split. Upon this Certificate of Amendment to the Amended and Restated Articles of Incorporation of the Corporation becoming effective pursuant to the Nevada Revised Statutes of the State of Nevada (the "Effective Time"), every 44 shares of the Corporation's common stock, par value $.001 per share (the "Old common stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of common stock, par value $.001 per share, of the Corporation (the "New common stock"). Notwithstanding the immediately preceding sentence, no fractional shares of New common stock shall be issued to the holders of record of Old common stock in connection with the foregoing reclassification of shares of Old common stock. In lieu thereof, the Corporation shall, round up any fractional shares to the nearest whole share. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old common stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New common stock into which the shares of Old common stock represented by such certificate shall have been reclassified, provided, however, that each holder of record of a certificate that represented shares of Old common stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New common stock into which the shares of Old common stock represented by such certificate shall have been reclassified.

Exhibit C

                          AGREEMENT AND PLAN OF MERGER


      THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into as of October 25, 2004 by and between Essential Reality, Inc., a Nevada corporation ("the Company"), and Alliance Distributors Holding Inc., a Delaware corporation ("the Company-Delaware").


RECITALS

WHEREAS, the Company-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, on the date of this Merger Agreement, the Company-Delaware has authority to issue 100,000,000 shares of common stock, $0.001 par value per share (the "the Company-Delaware common stock"), of which 10 shares are issued and outstanding and owned by the Company and 10,000,000 shares of Preferred Stock, $0.001 par value per share (the "the Company-Delaware Preferred Stock"), no shares of which are issued or outstanding;

WHEREAS, on the date of this Merger Agreement, the Company has authority to issue 100,000,000 shares of common stock, $.001 par value per share (the "the Company common stock"), and 10,000,000 shares of Preferred Stock (the "the Company Preferred Stock").

WHEREAS, the respective Boards of Directors for the Company-Delaware and the Company have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and to the advantage of said two corporations and their shareholders that the Company merge with and into the Company-Delaware upon the terms and conditions herein provided; and

WHEREAS, the respective Boards of Directors of the Company-Delaware and the Company, the shareholders of the Company, and the sole stockholder of the Company-Delaware have adopted and approved this Merger Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and the Company-Delaware hereby agree to merge as follows:

1. Merger. The Company shall be merged with and into the Company-Delaware, and the Company-Delaware shall survive the merger ("Merger"), effective upon the date of filing of a Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada made effective in accordance with applicable law (the "Effective Date").

2. Governing Documents. The Certificate of Incorporation of the Company-Delaware, (the "Certificate of Incorporation") shall continue to be the Certificate of Incorporation of the Company-Delaware as the surviving Corporation, unless and until thereafter changed or amended in accordance with the provisions thereof and applicable laws. The Bylaws of the Company-Delaware, in effect on the Effective Date, shall continue to be the Bylaws of the Company-Delaware as the surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

3. Directors and Officers. The directors and officers of the Company shall become the directors and officers of the Company-Delaware upon the Effective Date and any committee of the Board of Directors of the Company shall become the members of such committees for the Company-Delaware.

4. Succession. On the Effective Date, the Company-Delaware shall succeed to the Company in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

5. Further Assurances. From time to time, as and when required by the Company-Delaware or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Company-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of the Company-Delaware are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Stock of the Company. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each 1 share of the Company common stock outstanding immediately prior thereto shall be changed and converted into one 1 fully paid and nonassessable share of the Company-Delaware common stock and each share of the Company Series A Preferred Stock outstanding immediately prior thereto shall be changed and converted into one 1 fully paid and nonassessable Series A Preferred Stock of the Company-Delaware.

7. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Company stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Company-Delaware stock into which the shares of the Company stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Company-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Company-Delaware stock evidenced by such outstanding certificate as above provided.

8. Options, Warrants and All Other Rights to Purchase Stock. Upon the Effective Date, each outstanding option, warrant or other right to purchase shares of the Company stock, and any other plan adopted hereafter pursuant to which there is a right to purchase the Company stock, shall be converted into and become an option, warrant, or right to purchase the same number of shares of the Company-Delaware stock, at a price per share equal to the exercise price of the option, warrant or right to purchase the Company stock and upon the same terms and subject to the same conditions as set forth in the agreements entered into by the Company pertaining to such options, warrants, or rights. A number of shares of the Company-Delaware stock shall be reserved for purposes of such options, warrants, and rights equal to the number of shares of the Company stock so reserved as of the Effective Date. As of the Effective Date, the Company-Delaware shall assume all obligations of the Company under agreements pertaining to such options, warrants, and rights, including the outstanding options, warrants, or other rights, or portions thereof, granted pursuant thereto.

9. Other Employee Benefit Plans. As of the Effective Date, the Company-Delaware hereby assumes all obligations of the Company under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

10. Outstanding common stock of the Company-Delaware. Forthwith upon the Effective Date, the 10 shares of the Company-Delaware common stock presently issued and outstanding in the name of the Company shall be canceled and retired and resume the status of authorized and unissued shares of the Company-Delaware common stock, and no shares of the Company-Delaware common stock or other securities of the Company-Delaware shall be issued in respect thereof.

11. Amendment. At any time before or after approval and adoption by the stockholders of the Company, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of the Company-Delaware and the Company to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

12. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Company or the Company-Delaware or both, notwithstanding approval of this Merger Agreement by the sole stockholder of the Company-Delaware and the shareholders of the Company.

13. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Board of Directors of the Company and the Company-Delaware, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

ALLIANCE DISTRIBUTORS HOLDING INC., a Delaware corporation


By:

ESSENTIAL REALITY, INC. a Nevada corporation


By:

Exhibit D

                          CERTIFICATE OF INCORPORATION
                                       OF
                       ALLIANCE DISTRIBUTORS HOLDING INC.

1.    The name of the Corporation is Alliance Distributors Holding Inc.

      The address of the Corporation's registered office in the State of Delaware is Corporations Service Company. The registered agent at such address shall be 2711 Centerville Road, Suite 400, New Castle County, Wilmington, Delaware, 19808.

3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. a) The total number of shares of stock which the corporation shall have authority to issue is 100,000,000 shares of Common Stock par value $.001 per share ("Common Stock") and 10,000,000 shares of Preferred Stock par value $.001 per share ("Preferred Stock").

      b)

      i) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designation, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

            (1) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

            (2) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

            (3) The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

            (4) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

            (5) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

            (6) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

            (7) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

      ii) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by resolution of the Board of Directors, and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting therein shall be required for the issuance of any or all other series of Preferred Stock.

      iii) Subject to any limitations set forth herein, Shares of Common Stock or any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

      iv) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

      (c) There is herby created a series of the Preferred Stock to consist of 1,685,115 shares of Preferred Stock, $.001 par value per share (the "Series A Preferred Stock"), with the designation and number of shares, and the relative rights, preferences, privileges, powers and restrictions as follows:

I. CERTAIN DEFINITIONS

      For purposes of this amendment, capitalized terms are defined in this amendment or shall have the following meanings:

      "Common Stock" means the common stock of the Company.

      "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

II. DESIGNATION AND AMOUNT

      The designation of this series, which consists of 1,685,115 shares of Preferred Stock, is the Series A Convertible Non Redeemable Preferred Stock (the "Series A Preferred Stock") and the par value shall be $.001 per share.

III. [omitted]

IV. CONVERSION

      (a) The Series A Preferred Stock shall be converted into Common Stock on such date(s) (a "Conversion Date") as described in Section IV(b) below. Any conversion under this Section IV (a) shall entitle Holder to receive 15.91 shares of Common Stock for each share of Series A Preferred Stock (the "Conversion Price") (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares). Upon the conversion of any Series A Preferred Stock, such Series A Preferred Stock shall be returned to the Company for cancellation.

      (b) Subject to the conversion restrictions set forth in Section IV(f) hereof, a Holder may from time to time convert such of its outstanding shares of Series A Preferred Stock into Common Stock that become eligible for conversion under Section IV(f) by delivering written notice to the Company stating that such Holder can convert shares of Series A Preferred Stock into Common Stock without being restricted by Section IV(f) hereof and setting forth the number of shares of Series A Preferred Stock to be converted (the "Conversion Notice"). The Company covenants and agrees that, if requested by the Holder, it will provide the information relating to the total number of issued and outstanding shares of Common Stock for purposes of allowing the Holder to calculate Holder's beneficial ownership in the Company's Common Stock. Promptly following the receipt by the Company of a Conversion Notice, the Holder whose Series A Preferred Stock is converted into Common Stock shall surrender the certificate or certificates for the applicable shares of Series A Preferred Stock at the office of the Company's transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent). If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder of his, her or its attorney duly authorized in writing. The Company shall, as soon as practicable after any Conversion Date, and in all events within ten (10) business days of receipt of the certificate or certificates surrendered for conversion, issue and deliver at such office to such Holder, a certificate or certificates for the number of shares of Common Stock to which such Holder shall be entitled; provided however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series A Preferred Stock until the Series A Preferred Stock is either delivered for conversion to the Company or any transfer agent for the Series A Preferred Stock or Common Stock, or the Holder notifies the Company that such Series A Preferred Stock has been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Company to indemnify the Company from any loss incurred by it in connection therewith. No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by causing to be issued to Holder an additional full share of Common Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

      (c) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another Person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (each, a "Fundamental Transaction"), then each Holder then outstanding shall have the right thereafter to convert such Series A Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series A Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series A Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section IV(c) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

      (d) The Company covenants that it will authorize, reserve and keep available, such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of Series A Preferred Stock free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Series A Preferred Stock.

      (e) The issuance of certificates for shares of Common Stock on conversion of Series A Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(f) Certain Conversion Restrictions.

      i. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon any conversion of Series A Preferred Stock shall be limited to the extent necessary to insure that, following such conversion, the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This restriction may not be waived; provided, however, that this provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated herein.

      ii. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon any conversion of Series A Preferred Stock shall be limited to the extent necessary to insure that, following such conversion, the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This restriction may not be waived; provided, however, that this provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated herein.

V. RANK

      The Series A Preferred Stock shall rank pari passu with the Common Stock on an as converted basis, except as is otherwise expressly provided herein.

VI. [omitted]

VII. VOTING RIGHTS

      Except as otherwise required by law or as otherwise set forth herein, the Holders, if and to the extent convertible in accordance with Section IV(f) hereunder, shall be entitled to vote as one class with the holders of the common stock on all matters on which holders of Common Stock are entitled to vote, including, without limitation, the election of directors. If and to the extent convertible in accordance with Section IV(f) hereunder, each Holder shall be entitled to one vote per share of Common Stock into which the Series A Preferred Stock held by it is convertible at the record date for determination of the Holders entitled to vote, or if no such record date is established, at the date such vote is taken or any written consent of Holders is solicited.

VIII. NO IMPAIRMENT

      The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of the Series A Preferred Stock and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

IX. AMENDMENT

      No amendment to the Company's Certificate of Incorporation changing or inconsistent with the terms hereof shall be permitted without the consent of Holders holding 66 2/3% of the outstanding Series A Preferred Stock (voting as a separate class) so long as there is any Series A Preferred Stock outstanding.

5.    The name and mailing address of the incorporator is as follows:

            Oscar D. Folger
            521 Fifth Avenue, 24th Floor
            New York, NY 10175

6. The original by-laws of the corporation shall be adopted by the incorporator. Thereafter, the power to make, alter or repeal by-laws shall be in the Directors of the Corporation.

7. The business and affairs of the Corporation shall be managed and directed by a Board of Directors, which may be comprised of a single director. The number of directors shall be fixed by the by-laws or as provided in the by-laws. Election of directors need not be by written ballot.

8. A director, or former director, shall not be liable to the corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the General Corporation Law of the State of Delaware, pertaining to the liability of directors for unlawful payment of dividends or unlawful stock purchase or redemption; or (iv) for any transaction from which the director derived an improper personal benefit.

9. The corporation shall indemnify its directors and officers, and the directors and officers of its subsidiaries, to the maximum extent permitted by law.


      IN WITNESS WHEREOF, the undersigned hereby certify that the facts herein stated are true and, accordingly, have signed this Certificate of Incorporation this 25th day of October 2004.


/s/ Oscar D. Folger
-----------------------------
Oscar D. Folger, Incorporator

Exhibit E


                                     BY-LAWS
                                       OF
                       ALLIANCE DISTRIBUTORS HOLDING INC.
                          (Effective October 25, 2004)


Article 1. Office

      Section 1.1. Office. The office of the Corporation shall be located at such address as the Board of Directors shall fix.

Article 2. Shareholder Meetings

      Section 2.1. Place of Meetings. Meetings of shareholders may be held at any place, either within or without the State of Delaware designated by the Board of Directors.

      Section 2.2. Annual Meeting. The annual meeting of shareholders for the election of directors and the transaction of such other business as may properly come before it shall be held on such date, and at such place, as shall be fixed by the Board of Directors.

      Section 2.3. Special Meetings. Shareholders are not permitted to call a special meeting of shareholders or to require the Board of Directors or officers of the Corporation to call such a special meeting. A special meeting of shareholders may only be called by a majority of the Board of Directors or by the Chairman or Chief Executive Officer. The business permitted to be conducted at a special meeting of shareholders shall be limited to matters properly brought before the meeting by or at the direction of the Board of Directors.

      Section 2.4. Quorum. The holders of a majority of the shares entitled to vote thereat (whether present in person, by proxy or by voting agreement) shall constitute a quorum at a meeting of shareholders for the transaction of any business.

      Section 2.5. Organization. Meetings of shareholders shall be presided over by the Chairman, if any, or in his or her absence (or election not to preside) by the Vice Chairman, if any, or in his or her absence (or election not to preside) by the President, or in his or her absence (or election not to preside) by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence (or election not to so act) the chairman of the meeting may appoint any person to act as secretary of the meeting.

      Section 2.6. Conduct of Meetings. The Board of Directors may adopt such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

      Section 2.7. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors; provided, however, that the following procedures shall not apply to the nomination of persons for election as directors by vote of any class or series of preferred stock of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation at the annual meeting may be made at such meeting by or at the direction of the Board of Directors, by any committee appointed by the Board of Directors or by any common shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.7. Such nominations, other than those made by or at the direction of the Board of Directors or by any committee appointed by the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the person and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder, (ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder and (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder. Such notice shall be accompanied by the executed consent of each nominee to serve as a director if so elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation by the holders of Common Stock of the Corporation unless nominated in accordance with the procedures set forth herein.

      The chairman of the Corporation presiding at an annual meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

      Section 2.8. Advance Notification of Business to be Transacted at Shareholder Meetings. To be properly brought before the annual or any special meeting of shareholders, business must be either (a) specified in the notice of meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors or any committee appointed by the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before an annual meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before any annual meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business .

      No business shall be conducted at the annual or any special meeting of shareholders unless it is properly brought before the meeting in accordance with the procedures set forth in this Section 2.8, provided, however, that nothing in this Section 2.8 shall be deemed to preclude discussion by any shareholder of any business properly brought before the meeting in accordance with the procedures set forth in this Section 2.8. The chairman of the Corporation presiding at the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section 2.8 and, if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted .

      Section 2.9. Compliance with Securities and Exchange Act of 1934. Notwithstanding any other provision of these By-laws, the Corporation shall be under no obligation to include any shareholder proposal in its proxy statement materials or otherwise present any such proposal to shareholders at a special or annual meeting of shareholders if the Board of Directors reasonably believes that the proponents thereof have not complied with Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and the Corporation shall not be required to include in its proxy statement material to shareholders any shareholder proposal not required to be included in its proxy material to shareholders in accordance with such Act, rules, or regulations.

      Section 2.10. Ballots. The vote upon any question before any shareholders' meeting need not be by ballot.

Article 3. Directors

      Section 3.1. Number of Directors. The number of directors which shall constitute the entire Board shall be as set by the Board of Directors from time to time. No reduction in the number of directors constituting the entire Board of Directors shall have the effect of removing any director before that director's term of office expires.

      Section 3.2. Term. Each director, including a director elected to fill a vacancy, shall hold office for a term that extends to the next annual meeting of shareholders and until his successor has been elected and has qualified .

      Section 3.3. Quorum of Directors. At all meetings of the Board of Directors, a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business.

      Section 3.4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, the Vice Chairman, the Chief Executive Officer or the Secretary or by resolution of the Board of Directors. Unless waived, notice of the time and place of special meetings shall be delivered to each director either (i) personally (either orally or in writing), (ii) by telephone, (iii) by telex, telecopy or other facsimile transmission, (iv) by e-mail, or (v) by first-class mail, postage prepaid, addressed to a director at that director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting (ten days in the case of a director whose address as shown on the records of the Corporation is outside of the United States of America). If the notice to a director is delivered in any other manner it shall be delivered (which shall for this purpose mean received by the director) at least 24 hours before the time of the holding of the meeting. If a meeting is adjourned to another time or place, no additional notice shall be required to be given with respect to such adjourned meeting if the time and place of such adjourned meeting is announced at the meeting at which the adjournment is taken .

      Section 3.5. Organization. Meetings of the Board of Directors shall be presided over by the Chairman, if any or in his or her absence by the Vice Chairman, if any or in the absence of the foregoing persons by a chairman chosen at the meeting.

      Section 3.6. Unanimous Written consent in Place of Meeting. An action required or permitted to be taken by the Board or any committee thereof may be taken without a meeting if all the members of the Board or committee consent in writing or by electronic transmission to the adoption of a resolution authorizing the action .

      Section 3.7. Meetings by Conference Telephone or Similar Device. Any meeting of the Board or a committee thereof may be conducted by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting .

Article 4. Officers

      Section 4.1. Executive Officers. The executive officers of the Corporation shall be a Chairman, a Chief Executive Officer, a Secretary, a Treasurer, and such number of Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers, if any, as the Board of Directors may from time to time determine. Any officer may, but no officer need, be chosen from among the Board of Directors.

      Section 4.2. Power and Duty of Officers. The Chief Executive Officer of the Corporation shall have such powers in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to such office. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect.

      Section 4.3. The other officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors or delegated to them by the Chief Executive Officer and, to the extent not so provided or delegated, as generally pertain to their respective offices, subject to the control of the Board of Directors and the Chief Executive Officer. Without limiting the foregoing, the Secretary shall have the duty to record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose .

Article 5. Miscellaneous

      Section 5.1. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these By-laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, and, in the case of a waiver of notice of a meeting, whether or not the business to be transacted at or the purposes of such meeting is set forth in such waiver, shall be deemed equivalent thereto. The attendance of any person at any meeting, in person or, in the case of the meeting of stockholders, by proxy, shall constitute a waiver of notice of such meeting except where such person attends such meeting for the express purpose of objecting at the beginning of such meeting to the transaction of any business on the grounds that such meeting is not duly called or convened .

      Section 5.2. Fiscal Year. The fiscal year of the Corporation shall be fixed from time to time by the Board of Directors .

      Section 5.3. Seal. The corporate seal shall have inscribed thereon the name of the Corporation and shall be in such form as may be approved from time to time by the Board of Directors.

      Section 5.4. Indemnification of Directors and Officers. The Corporation shall indemnify its directors and officers to the fullest extent permitted by law, or as otherwise set forth in an Indemnification Agreement entered into between the Corporation and an officer or director.

      Section 5.5. Entire Board. As used in these By-Laws, "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies in the Board of Directors .

      Section 5.6. Section Headings. The headings of the Articles and Sections of these By-Laws are inserted for convenience of reference only and shall not be deemed to be part thereof or used in the construction or interpretation thereof.

Exhibit F

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                   JPAL, INC.
                 (name later changed to Essential Reality, Inc.

The undersigned, as the President and Secretary of JPAL, INC., a Nevada corporation, hereby certify that by vote of the Board of Directors by written consent dated March 16, 2000, and majority vote of the stockholders by written consent dated March 16, 2000, it was agreed that these RESTATED ARTICLES OF INCORPORATION be filed with the Secretary of State for the State of Nevada. The undersigned further certify that the original Articles of Incorporation of JPAL, INC. were filed with the Secretary of State for the State of Nevada on the 31st day of March, 1999. The exact text of the Restated Articles of Incorporation of JPAL, INC., which amends Article SECOND, Article THIRD, Article FOURTH, Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH, Article NINTH and Article TENTH, is as follows:

FIRST. The name of this corporation is JPAL, Inc.

SECOND. The registered office for this corporation in the State of Nevada is located at Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, City of Reno, County of Washoe, State of Nevada 89501. This corporation may maintain an office, or offices, in such other place or places within or without the State of Nevada as may be from time to time designated by the Board of Directors of this corporation, or by the Bylaws of this corporation, and this corporation may conduct all business of every kind and nature, including the holding of all meetings of directors and stockholders, outside the State of Nevada, as well as within the State of Nevada.

THIRD. The purposes for which this corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America and, without limiting the generality of the foregoing, specifically, to have all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws pursuant to which this corporation is organized and any and all acts amendatory thereof and supplemental thereto. The purposes specified in this article shall be construed both as purposes and powers and shall be in no manner limited or restricted by reference to, or inference from, the terms of this or any other article.

FOURTH. The total number of shares of stock which this corporation shall have authority to issue is Fifty Five Million (55,000,000) with a par value of one mil ($.001) per share. Fifty Million (50,000,000) of those shares are common stock and Five Million (5,000,000) of those shares are Preferred Stock.

FIFTH. The affairs of this corporation shall be governed by a Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this corporation; provided, however, that the number of directors shall not be reduced to fewer than one (1).

SIXTH. The capital stock of this corporation, after the amount of the subscription price, or par value, has been paid, shall not be subject to assessment to pay the debts of this corporation.

SEVENTH. This corporation shall have a perpetual existence.

EIGHTH. The power to alter, amend, or repeal the Bylaws of this corporation, or to adopt new Bylaws, shall be vested in the Board of Directors of this corporation, except as otherwise may be specifically provided in those Bylaws.

NINTH. No shareholder shall be entitled, as a matter of right, to subscribe for or receive additional shares of any class of stock of this corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into such stock, but such additional shares of stock or other securities convertible into such stock may be issued or disposed of by the Board of Directors of this corporation to such persons, for such consideration, and on such terms as, in its discretion, the Board of Directors of this corporation shall deem advisable.

TENTH. No director or officer of this corporation shall be personally liable to this corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involved intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this article by the stockholders of this corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of this corporation for acts or omissions prior to such repeal or modification.

The undersigned hereby certify that they have on this 17th day of March, 2000, executed these Restated Articles of Incorporation.


                                By:  /s/ Sharareh Frouzesh
                                     -----------------------
                                     Sharareh Frouzesh
                                     Its: President


                                By:  /s/ Sharareh Frouzesh
                                     -----------------------
                                     Sharareh Frouzeh
                                     Its: Secretary

Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 o After Issuance of Stock)

1.    Name of corporation: JPAL, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

      FIRST: The name of the corporation is: Essential Reality, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting powers as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 5,100,260. *

4.    Officer Signature (Required):


            /s/ Humbert B. Powell, III
            --------------------------
            Humbert B. Powell, III
            Chief Executive Officer (Acting)

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.


IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.


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             Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 After Issuance of Stock)

1.    Name of corporation: Essential Reality, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

      See Attachment A

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting powers as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 5,100,260. *

4.    Officer Signature (Required):


            /s/ Humbert B. Powell, III
            --------------------------
            Humbert B. Powell, III
            Chief Executive Officer (Acting)

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                  ATTACHMENT A

"FOURTH. The aggregate number of shares which this corporation is authorized to issue is fifty-five million (55,000,000), divided into classes as follows:

A. Fifty million (50,000,000) shares of common stock, $.001 par value per share (hereinafter called the "Common Stock), and

B. Five million (5,000,000) shares of preferred stock, $.001 par value per share, to be issued in series (hereinafter called the "Preferred Stock").

      The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of this corporation: The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series.

      Authority is hereby expressly granted to the Board of Directors of this corporation to fix by resolution, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations, and relative rights, preferences and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares, (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Nevada Revised Statutes."


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

Exhibit G

BYLAWS OF JPAL, INC., a Nevada corporation (name changed to Essential Reality, Inc.)

SECTION 1. OFFICES The principal office of JPAL, Inc., a Nevada corporation ("Corporation") shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The Corporation may have such other offices, either within or without the State of Nevada, as the Board may designate or as the business of the Corporation may require from time to time.

SECTION 2. SHAREHOLDERS

2.1 Annual Meeting The annual meeting of the shareholders shall be held the first Friday of March in each year, or on such other day as shall be fixed by resolution of the Board, at the principal office of the Corporation, or such other place as fixed by the Board, for the purpose of electing directors and transacting such other business as may properly come before that meeting. If the day fixed for the annual meeting is a legal holiday at the place of that meeting, that meeting shall be held on the next succeeding business day.

2.2 Special Meetings The Board, the President, or the Chairperson of the Board, may call special meetings of the shareholders for any purpose. The holders of not less than ten percent (10%) of all the outstanding shares of the Corporation entitled to vote for or against any issue proposed to be considered at the proposed special meeting, if they date, sign and deliver to the Corporation's Secretary a written demand for a special meeting specifying the purpose or purposes for which it is to be held, may call a special meeting of the shareholders for such specified purpose.

2.3 Place of Meeting All meetings shall be held at the principal office of the Corporation, or at such other place as designated by the Board, by any persons entitled to call a meeting pursuant to the bylaws, or in a waiver of notice signed by all of the shareholders entitled to vote at that meeting.

2.4 Notice of Meeting (a) The Corporation shall cause to be delivered to each shareholder entitled to notice of, or to vote at, an annual or special meeting of shareholders, either personally or by mail, not less than ten (10) days nor more than sixty (60) days before that meeting, written notice stating the date, time and place of that meeting and, in the case of a special meeting, the purpose or purposes for which that meeting is called. (b) Notice to a shareholder of an annual or special shareholders meeting shall be in writing. Such notice, if in comprehensible form, is effective (a) when mailed, if it is mailed postpaid and is correctly addressed to that shareholder's address specified in the Corporation's then current record of shareholders, or (b) when received by that shareholder, if it is delivered by telegraph, facsimile transmission or private courier. (c) If an annual or special shareholders meeting is adjourned to a different date, time, or place, notice of the new date, time, or place shall not be required if the new date, time, or place is announced at that meeting before adjournment, unless a new record date for the adjourned meeting is, or must be, fixed pursuant to (i) Section 2.6(a) of these bylaws or (ii) the Nevada General Corporation Law.

2.5 Waiver of Notice (a) Whenever any notice is required to be given to any shareholder pursuant to the provisions of these bylaws, the Articles of Incorporation or the Nevada General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time specified in such notice, and delivered to the Corporation for inclusion in the minutes for filing with the corporate records, shall be deemed equivalent to the giving of such notice. (b) The attendance of a shareholder at a meeting shall be a waiver of each objection to lack of, or defect in, notice of such meeting or of consideration of a particular matter at that meeting, unless that shareholder, at the beginning of that meeting or prior to consideration of such matter, objects to holding that meeting, transacting business at that meeting, or considering the matter when presented at that meeting.


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

2.6 Fixing of Record Date for Determining Shareholders (a) For the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders, or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or to make a determination of shareholders for any other purpose, the Board may fix in advance a date as the record date for any such determination. Such record date shall be not more than seventy (70) days, and in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of, or to vote at, a meeting, or to receive payment of a dividend, the date on which the notice of meeting is mailed or on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date for such determination. Such determination shall apply to any adjournment of that meeting; provided, however, such adjournment is not set for a date more than one hundred twenty (120) days after the date fixed for the original meeting. (b) The record date for the determination of shareholders entitled to demand a special shareholders meeting shall be the date the first shareholder signs the demand.

2.7 Shareholders' List

(a) Beginning two (2) business days after notice of a meeting of shareholders is given, a complete alphabetical list of the shareholders entitled to notice of that meeting shall be made, arranged by voting group, and within each voting group by class or series, with the address of and number of shares held by each shareholder. Such record shall be kept on file at the Corporation's principal office or at a place identified in that meeting notice in the city where the meeting will be held. On written demand, such record shall be subject to inspection by any shareholder at any time during normal business hours. Such record shall also be kept open at that meeting for inspection by any shareholder.

(b) A shareholder may, on written demand, copy the shareholders' list at such shareholder's expense during regular business hours; provided, however, that:

      (i) Such shareholder's demand is made in good faith and for another purpose;

      ii) Such shareholder has described with reasonable particularity such shareholder's purpose specified in the written demand;

and

      (iii) The shareholders' list is directly related to such shareholder's purpose.

2.8 Quorum A majority of the votes entitled to be cast on a matter at a meeting by a voting group, represented in person or by proxy, shall constitute a quorum of that voting group for action on that matter at a meeting of the shareholders. If a quorum is not present for a matter to be acted upon, a majority of the shares represented at that meeting may adjourn that meeting from time to time without additional notice. If the necessary quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.9 Manner of Acting (a) If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the affirmative vote of a greater number is required by these bylaws, the Articles of Incorporation or the Nevada General Corporation Law. (b) If a matter is to be voted on by a single group, action on that matter is taken when voted upon by that voting group. If a matter is to be voted on by two (2) or more voting groups, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on such matter.

2.10 Proxies A shareholder may vote by proxy executed in writing by that shareholder or by his or her attorney-in-fact. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes at the meeting. A proxy shall become invalid eleven (11) months after the date of its execution, unless otherwise expressly provided in the proxy. A proxy for a specified meeting shall entitle the holder thereof to vote at any adjournment of that meeting, but shall not be valid after the final adjournment thereof.

2.11 Voting of Shares Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

2.12 Voting for Directors Each shareholder may vote, in person or by proxy, the number of shares owned by such shareholder that are entitled to vote at an election of directors, for as many persons as there are directors to be elected and for whose election such shares have a right to vote. Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by shares entitled to vote in the election at a meeting at which a quorum is present.

2.13 Voting of Shares by Corporations

      2.13.1 Shares Held by Another Corporation. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such other corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine; provided, however, such shares are not entitled to vote if the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of such other corporation.

      2.13.2 Shares Held by the Corporation. Authorized but unissued shares shall not be voted or counted for determining whether a quorum exists at any meeting or counted in determining the total number of outstanding shares at any given time. Notwithstanding the foregoing, shares of its own stock held by the Corporation in a fiduciary capacity may be counted for purposes of determining whether a quorum exists, and may be voted by the Corporation.

2.14 Acceptance or Rejection of Shareholder Votes, Consents, Waivers and Proxy Appointments

      2.14.1 Documents Bearing Name of Shareholders. If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the Secretary or other agent authorized to tabulate votes at the meeting may, if acting in good faith, accept such vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder.

      2.14.2 Documents Bearing Name of Third Parties. If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of its shareholder, the Secretary or other agent authorized to tabulate votes at the meeting may nevertheless, if acting in good faith, accept such vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder if:

            (a) The shareholder is an entity and the name signed purports to be that of an officer or an agent of that entity;

            (b) The name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the Secretary or other agent requests, acceptable evidence of fiduciary status has been presented;

            (c) The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder, and, if the Secretary or other agent requests, acceptable evidence of this status has been presented;

            (d) The name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the Secretary or other agent requests, acceptable evidence of the signatory's authority to sign has been presented; or

            (e) Two or more persons are the shareholder as co-owners or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.

      2.14.3 Rejection of Documents. The Secretary or other agent authorized to tabulate votes at the meeting is entitled to reject a vote, consent, waiver or proxy appointment if such agent, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

SECTION 3. BOARD OF DIRECTORS

3.1 General Powers. The business and affairs of the Corporation shall be managed by the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Nevada General Corporation Law.

3.2 Number, Tenure and Qualifications. The Board of Directors shall consist of no less than one (1) and no more than fifteen (15) Directors, the specific number to be set by resolution of the Board of Directors. The number of directors may be changed from time to time by amendment to these Bylaws, but no decrease in the number of directors shall shorten the term of any incumbent director. The terms of the directors expire at the next annual shareholder's meeting following their election. Despite the expiration of a director's term, however, the director shall continue to serve until such director's successor is elected and qualifies or until there is a decrease in the number of directors. Directors need not be shareholders of the Corporation or residents of the State of Nevada.

3.3 Annual and Regular Meetings. An annual meeting of the Board of Directors shall be held without additional notice immediately after and at the same place as the annual meeting of shareholders. By resolution the Board of Directors, or any committee thereof, may specify the time and place for holding regular meetings thereof without other notice than such resolution.

3.4 Special Meetings. Special meetings of the Board of Directors or any committee designated by the Board of Directors may be called by or at the request of the Chair of the Board of Directors, or the President or any director and, in the case of any special meeting of any committee designated by the Board of Directors, by the Chair thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Nevada as the place for holding any special Board or committee meeting called by them.

3.5 Meetings by Telecommunications. Members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by use of any means of telecommunications equipment pursuant to which all persons participating may simultaneously hear each other during such meeting. Participation by such method shall be deemed presence in person at such meeting.


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

3.6 Notice of Special Meetings. Notice of a special Board of Directors or committee meeting specifying the date, time and place of such meeting shall be given to a director in writing or orally by telephone or in person as specified below. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

3.6.1 Personal Delivery. If delivery is by personal service, the notice shall be effective if delivered at the address specified on the records of the Corporation at least one day before the meeting.

3.6.2 Delivery by Mail. If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail at least five (5) days before the meeting properly addressed to a director at his or her address specified on the records of the Corporation with postage prepaid.

3.6.3 Delivery by Telegraph. If notice is delivered by telegraph, the notice shall be deemed effective if the content thereof is delivered to the telegraph company by such time that the telegraph company guarantees delivery at least one day before the meeting.

3.6.4 Oral Notice. If notice is delivered orally, by telephone or in person, the notice shall be effective if personally given to a director at least one day before the meeting.

3.6.5 Notice by Facsimile Transmission. If notice is delivered by facsimile transmission, the notice shall be deemed effective if the content thereof is transmitted to the office of a director, at the facsimile number specified on the records of the Corporation, at least one day before the meeting, and receipt is either confirmed by confirming transmission equipment or acknowledged by the receiving office.

3.6.6 Notice by Private Courier. If notice is delivered by private courier, the notice shall be deemed effective if delivered to the courier, properly addressed and prepaid, by such time that the courier guarantees delivery at least one day before the meeting.

3.7 Waiver of Notice

3.7.1 Written Waiver. Whenever any notice is required to be given to any director pursuant to the provisions of these Bylaws, the Articles of Incorporation or the Nevada General Corporation Law, a waiver thereof in writing, executed at any time, specifying the meeting for which notice is waived, signed by the person or persons entitled to such notice, and filed with the minutes or corporate records, shall be deemed equivalent to the giving of such notice.

3.7.2 Waiver by Attendance. The attendance of a director at a Board of Directors or committee meeting shall constitute a waiver of notice of such meeting, unless such director, at the beginning of the meeting, or promptly upon such director's arrival, objects to holding the meeting or transacting any business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8 Quorum. A majority of the number of directors determined by or in the manner provided by these Bylaws shall constitute a quorum for the transaction of business at any Board of Directors meeting.

3.9 Manner of Acting. The act of the majority of the directors present at a Board of Directors or committee meeting at which there is a quorum shall be the act of the Board of Directors or committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Nevada General Corporation Law.

3.10 Presumption of Assent. A director of the Corporation present at a Board of Directors or committee meeting at which action on any corporate matter is taken shall be deemed to have assented to the action taken unless such director objects at the beginning of the meeting, or promptly upon such director's arrival, to holding the meeting or transacting business at the meeting; or such director's dissent is entered in the minutes of the meeting; or such director delivers a written notice of dissent or abstention to such action with the presiding officer of the meeting before the adjournment thereof; or such director forwards such notice by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. A director who voted in favor of such action may not thereafter dissent or abstain.


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

3.11 Action by Board of Directors or Committee Without a Meeting. Any action which could be taken at a meeting of the Board of Directors or of any committee appointed by the Board of Directors may be taken without a meeting, if a written consent setting forth the action so taken is signed by each Director or by each committee member. The action shall be effective when the last signature is placed on the consent, unless the consent specifies an earlier or later date. Such written consent, which shall have the same effect as a unanimous vote of the directors or such committee, shall be inserted in the minute book as if it were the minutes of a Board of Directors or committee meeting.

3.12 Resignation. Any director may resign at any time by delivering written notice to the Chair of the Board of Directors, the Board of Directors, or to the registered office of the Corporation. Such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board of Directors.

3.13 Removal. One or more members of the Board of Directors (including the entire Board of Directors) may be removed at a meeting of shareholders called expressly for that purpose, provided that the notice of such meeting states that the purpose, or one of the purposes, of the meeting is such removal. A member of the Board of Directors may be removed with or without cause, unless the Articles of Incorporation permit removal for cause only, by a vote of the holders of a majority of the shares then entitled to vote on the election of the director. A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast to not remove the director. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove such director.

3.14 Vacancies. Any vacancy occurring on the Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders, by the Board of Directors, by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office; except that the term of a director elected by the Board of Directors to fill a vacancy expires at the next shareholders' meeting at which directors are elected. Any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of a majority of the number of directors fixed by the Bylaws prior to such increase for a term of office continuing only until the next election of directors by the shareholders. Any directorship not so filled by the directors shall be filled by election at the next annual meeting of shareholders or at a special meeting of shareholders called for that purpose. If the vacant directorship is filled by the shareholders and was held by a director elected by a voting group of shareholders, then only the holders of shares of that voting group are entitled to vote to fill such vacancy. A vacancy that will occur at a specific later date by reason of a resignation effective at such later date or otherwise may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

3.15 Minutes. The Board of Directors shall keep minutes of its meetings and shall cause them to be recorded in books kept for that purpose.


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

3.16 Executive and Other Committees

3.16.1 Creation of Committees. The Board of Directors, by resolution adopted by a majority of the number of Directors fixed in the manner provided by these Bylaws, may appoint standing or temporary committees, including an Executive Committee, from its own number. The Board of Directors may invest such committee(s) with such powers as it may see fit, subject to such conditions as may be prescribed by the Board of Directors, these Bylaws, the Articles of Incorporation and the Nevada General Corporation Law.

3.16.2 Authority of Committees. Each committee shall have and may exercise all of the authority of the Board of Directors to the extent provided in the resolution of the Board of Directors designating the committee and any subsequent resolutions pertaining thereto and adopted in like manner, except that no such committee shall have the authority to (a) authorize distributions, except as may be permitted by Section 3.16.2 (g) of these Bylaws; (b) approve or propose to shareholders actions required by the Nevada General Corporation Law to be approved by shareholders; (c) fill vacancies on the Board of Directors or any committee thereof; (d) adopt, amend or repeal these Bylaws; (e) amend the Certificate of Incorporation; (f) approve a plan of merger not requiring shareholder approval; or (g) authorize or approve reacquisition of shares, except within limits prescribed by the Board of Directors.

3.16.3 Quorum and Manner of Acting. A majority of the number of Directors composing any committee of the Board of Directors, as established and fixed by resolution of the Board of Directors, shall constitute a quorum for the transaction of business at any meeting of such committee.

3.16.4 Minutes of Meetings. All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

3.16.5 Resignation. Any member of any committee may resign at any time by delivering written notice thereof to the Board of Directors, the Chair of the Board of Directors or the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board of Directors.

3.16.6 Removal. The Board of Directors may remove from office any member of any committee elected or appointed by it, but only by the affirmative vote of not less than a majority of the number of directors fixed by or in the manner provided by these Bylaws.

3.17 Compensation By Board of Directors resolution, directors and committee members may be paid their expenses, if any, of attendance at each Board of Directors or committee meeting, or a fixed sum for attendance at each Board of Directors or committee meeting, or a staled salary as director or a committee member, or a combination of the foregoing. No such payment shall preclude any director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 4. OFFICERS

4.1 Number The Officers of the Corporation shall be a President and a Secretary, each of whom shall be appointed by the Board of Directors. One or more Vice Presidents, a Treasurer and such other Officers and assistant Officers, including a Chair of the Board of Directors, may be appointed by the Board of Directors; such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board of Directors. Any Officer may be assigned by the Board of Directors any additional title that the Board of Directors deems appropriate. The Board of Directors may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person.

4.2 Appointment and Term of Office The officers of the Corporation shall be appointed annually by the Board of Directors at the Board of Directors meeting held after the annual meeting of the shareholders. If the appointment of officers is not made at such meeting, such appointment shall be made as soon thereafter as a Board of Directors meeting conveniently may be held. Unless an officer dies, resigns, or is removed from office, he or she shall hold office until the next annual meeting of the Board of Directors or until his or her successor is appointed.

4.3 Resignation Any officer may resign at any time by delivering written notice to the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board of Directors.

4.4 Removal Any officer or agent appointed by the Board of Directors may be removed by the Board of Directors, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

4.5 Vacancies A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board of Directors for the unexpired portion of the term, or for a new term established by the Board of Directors. If a resignation is made effective at a later date, and the Corporation accepts such future effective date, the Board of Directors may fill the pending vacancy before the effective date, if the Board of Directors provides that the successor does not take office until the effective date.

4.6 Chair of the Board of Directors If appointed, the Chair of the Board of Directors shall perform such duties as shall be assigned to him or her by the Board of Directors from time to time and shall preside over meetings of the Board of Directors and shareholders unless another officer is appointed or designated by the Board of Directors as Chair of such meeting.

4.7 President The President shall be the chief executive officer of the Corporation unless some other Officer is so designated by the Board of Directors, shall preside over meetings of the Board of Directors and shareholders in the absence of a Chair of the Board of Directors and, subject to the Board of Director's control, shall supervise and control all of the assets, business and affairs of the Corporation. The President shall have authority to sign deeds, mortgages, bonds, contracts, or other instruments, except when the signing and execution thereof have been expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board of Directors from time to time.

4.8 Vice President In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board of Directors as the successor to the President, or if no Vice President is so designated, the Vice President first appointed to such office) shall perform the duties of the President, except as may be limited by resolution of the Board of Directors, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall have, to the extent authorized by the President or the Board of Directors, the same powers as the President to sign deeds, mortgages, bonds, contracts or other instruments. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by the Board of Directors.


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4.9 Secretary The Secretary shall (a) prepare and keep the minutes of meetings of the shareholders and the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be responsible for custody of the corporate records and seal of the corporation; (d) keep registers of the post office address of each shareholder and Director; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.10 Treasurer If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.11 Salaries The salaries of the Officers shall be fixed from time to time by the Board of Directors or by any person or persons to whom the Board of Directors has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1 Contracts The Board of Directors may authorize any Officer or Officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

5.2 Loans to the Corporation No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

5.3 Loans to Directors The Corporation shall not lend money to or guarantee the obligation of a Director unless (a) the particular loan or guarantee is approved by a majority of the votes represented by the outstanding voting shares of all classes, voting as a single voting group, excluding the votes of the shares owned by or voted under the control of the benefitted director; or (b) the Board of Directors determines that the loan or guarantee benefits the Corporation and either approves the specific loan or guarantee or a general plan authorizing the loans and guarantees. The fact that a loan or guarantee is made in violation of this provision shall not affect the borrower's liability on the loan.

5.4 Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation and in such manner as is from time to time determined by resolution of the Board of Directors.


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5.5 Deposits All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1 Issuance of Shares No shares of the Corporation shall be issued unless authorized by the Board of Directors, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share. Before the Corporation issues shares, the Board of Directors shall determine that the consideration received or to be received for such shares is adequate. Such determination by the Board of Directors shall be conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable.

6.2 Escrow for Shares The Board of Directors may authorize the placement in escrow of shares issued for a contract for future services or benefits or a promissory note, or may authorize other arrangements to restrict the transfer of shares, and may authorize the crediting of distributions in respect of such shares against their purchase price, until the services are performed, the note is paid or the benefits received. If the services are not performed, the note is not paid, or the benefits are not received, the Board of Directors may cancel, in whole or in part, such shares placed in escrow or restricted and such distributions credited.

6.3 Certificates for Shares Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors Such certificates shall be signed by any two of the following officers: the Chair of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary. Any or all of the signatures on a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Corporation itself or an employee of the Corporation. All certificates shall be consecutively numbered or otherwise identified.

6.4 Stock Records The stock transfer books shall be kept at the registered office or principal place of business of the Corporation or at the office of the Corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the Corporation. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes. 6.5 Restriction on Transfer

6.5.1 Securities Laws Except to the extent that the Corporation has obtained an opinion of counsel acceptable to the Corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the Corporation shall bear conspicuously on the front or back of the certificate a legend or legends describing the restriction or restrictions.

6.5.2 Other Restrictions In addition, the front or back of all certificates shall include conspicuous written notice of any further restrictions which may be imposed on the transferability of such shares.

6.6 Transfer of Shares Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled.


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

6.7 Lost or Destroyed Certificates In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

6.8 Transfer Agent and Registrar The Board of Directors may from time to time appoint one or more Transfer Agents and one or more Registrars for the shares of the Corporation, with such powers and duties as the Board of Directors shall determine by resolution.

6.9 Officer Ceasing to Act In case any officer who has signed or whose facsimile signature has been placed upon a stock certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if the signer were such officer at the date of its issuance.

6.10 Fractional Shares The Corporation shall not issue certificates for fractional shares.

SECTION 7. BOOKS AND RECORDS The Corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its shareholders and Board of Directors and such other records as may be necessary or advisable.

SECTION 8. FISCAL YEAR The fiscal year of the Corporation shall be the calendar year; provided, however, that the Board of Directors may select a different fiscal year at any time for purposes of federal income taxes, or otherwise.

SECTION 9. SEAL The seal of the Corporation, if any, shall consist of the name of the Corporation and the state of its incorporation

SECTION 10. INDEMNIFICATION

10.1 Right to Indemnification of Directors and Officers Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 10.3 of these Bylaws or with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.


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

10.2 Right to Advancement of Expenses The right to indemnification conferred in
Section 10.1 of these Bylaws shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Nevada General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise.

10.3 Right of Indemnitee to Bring Suit The rights to indemnification and to the advancement of expenses conferred in Sections 10.1 and 10.2 of these Bylaws shall be contract rights. If a claim under Sections 10.1 and 10.2 of these Bylaws is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Nevada General Corporation Law. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in Nevada General Corporation Law, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this section or otherwise shall be on the Corporation.

10.4 Non-Exclusivity of Rights The rights to indemnification and to the advancement of expenses conferred in this article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

10.5 Insurance The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

10.6 Indemnification of Employees and Agents of the Corporation The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.


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

10.7 No Presumption of Bad Faith The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of this Corporation, or, with respect to any criminal proceeding, that the person had reasonable cause to believe that the conduct was unlawful.

10.8 Survival of Rights The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

10.9 Amendments to Law For purposes of this Bylaw, the meaning of "law" within the phrase "to the fullest extent not prohibited by law" shall include, but not be limited to, the Nevada General Corporation Law, as the same exists on the date hereof or as it may be amended; provided, however, that in the case of any such amendment, such amendment shall apply only to the extent that it permits the Corporation to provide broader indemnification rights than the Act permitted the Corporation to provide prior to such amendment.

10.10 Savings Clause If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall indemnify each director, [officer or other agent] to the fullest extent permitted by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

10.11 Certain Definitions For the purposes of this Section, the following definitions shall apply:

(a) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative, in which the director or officer may be or may have been involved as a party or otherwise by reason of the fact that the director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.

(b) The term "expenses" shall be broadly construed and shall include, without limitation, all costs, charges and expenses (including fees and disbursements of attorneys, accountants and other experts) actually and reasonably incurred by a director or officer in connection with any proceeding, all expenses of investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification under these Bylaws, but shall not include amounts paid in settlement, judgments or fines.

(c) "Corporation" shall mean JPAL, Inc. and any successor corporation thereof.

(d) Reference to a "director" or "officer" of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.


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

(e) References to "other enterprises" shall include employee benefit plans. References to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan. References to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner the person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Bylaw.

SECTION 11. AMENDMENTS These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that the shareholders, in amending or repealing a particular Bylaw, may provide expressly that the Board of Directors may not amend or repeal that Bylaw. The shareholders may also make, alter, amend and repeal the Bylaws of the Corporation at any annual meeting or at a special meeting called for that purpose. All Bylaws made by the Board of Directors may be amended, repealed, altered or modified by the shareholders at any regular or special meeting called for that purpose. The foregoing Bylaws were adopted by the Board of Directors of the Corporation on April 15, 1999.


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Exhibit H

                             NEVADA REVISED STATUTES
                           DISSENTERS' RIGHTS STATUTES

NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087)

NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive. (Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087) NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective. (Added to NRS by 1995, 2087)

NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. (Added to NRS by 1995, 2087)

NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity. (Added to NRS by 1995, 2088)


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

NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088)

NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1. (Added to NRS by 1995, 2088)

NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

            (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

            (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.


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

      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

            (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                  (I) The surviving or acquiring entity; or

                  (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

            (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
            (Added to NRS by 1995, 2088)

NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:


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

      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares in favor of the proposed action.

      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;


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      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

      1. A stockholder to whom a dissenter's notice is sent must:

      (a) Demand payment;

      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

      (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:


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

      (a) Of the county where the corporation's registered office is located; or

      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2. The payment must be accompanied by:

      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation's estimate of the fair value of the shares;

      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.


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      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)


NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.


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

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)


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Exhibit I

               ALLIANCE DISTRIBUTORS HOLDING INC. 2004 STOCK PLAN

1.    ARTICLE I General

      1.1. Purpose. The purpose of the Plan is to provide additional incentive to officers, directors, employees and others who render services to Alliance Distributors Holding Inc. ("Corporation"). It is intended that Awards granted under the Plan strengthen the desire of such persons to join and remain in the employ of the Corporation, or otherwise render services to the Corporation, and stimulate their efforts on behalf of the Corporation.

      1.2. Term. No Award shall be granted under the Plan after the close of business on the day immediately preceding the 10-year anniversary of the adoption of the plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

      1.3. Shares Subject to the Plan. Subject to adjustments as provided in
      Article IX, the number of shares of Stock that may be delivered, purchased or used for reference purposes (with respect to SARs or Stock Units) with respect to Awards granted under the Plan shall be 10,000,000 shares. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

2. ARTICLE II Definitions; For purposes of the Plan, the following terms shall be defined as set forth below.

      2.1. Administrator means the Special Stock Option Committee or any other committee which is designated by the Board as the "Administrator."

      2.2. Award means any Stock Options (including ISOs and NSOs), SARs (including free-standing and tandem SARs), Restricted Stock Awards, Stock Units, or any combination of the foregoing granted pursuant to the Plan, except, however, when the term is being used under the Plan with respect to a particular category of grant in which case it shall only refer to that particular category of grant.

      2.3. Board means the Board of Directors of the Corporation.

      2.4. Code means the Internal Revenue Code of 1986, as amended.

      2.5. Fair Market Value of the Stock on any given date means the average of the high and low price of a share of Stock, as traded on a national securities exchange.

      2.6. Grant Agreement means the agreement between the Corporation and the Participant pursuant to which the Corporation authorizes an Award hereunder. Each Grant Agreement entered into between the Corporation and a Participant with respect to an Award granted under the Plan shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Administrator.

      2.7. Grant Date means the date on which the Administrator formally acts to grant an Award to a Participant or such other date as the Administrator shall so designate at the time of taking such formal action.


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

      2.8. ISO means any Stock Option designated and qualified as an "incentive stock option" as defined in Code section 422.

      2.9. NSO means any Option that is not an ISO.

      2.10. Option means any option to purchase shares of Stock granted under
      Article V.

      2.11. Parent means a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Code section 424(e), or any successor to such definition.

      2.12. Participant means any person to whom any Award is granted pursuant to the Plan.

      2.13. Restricted Stock Award means any Award of shares of restricted Stock granted pursuant to Article VII of the Plan.

      2.14. SAR means a stock appreciation right, as awarded under Article VI.

      2.15.Stock means the voting common stock of the Corporation, subject to adjustments pursuant to the Plan.

      2.16. Stock Unit means credits to a bookkeeping reserve account solely for accounting purposes, where the amount of the credit shall equal the Fair Market Value of a share of Stock on the date of grant (unless the Administrator provides otherwise in the Grant Agreement) and which shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock. Stock Units do not require segregation of any of the Corporation's assets. Stock Units are awarded under Article VII.

      2.17. Subsidiary means any corporation or other entity (other than the Corporation) in any unbroken chain of corporations or other entities, beginning with the Corporation, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

3.    ARTICLE III Administration

      3.1. General. The Plan shall be administered by the Administrator. The Administrator's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

      3.2. Duties. The Administrator shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, all within the Administrator's sole and absolute discretion. The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

      3.2.1. construe the Plan and any Award under the Plan;

      3.2.2. subject to Section 4.1, select the persons to whom Awards may be granted and the time or times at which Awards shall be granted;

      3.2.3. determine the number of shares of Stock to be covered by or used for reference purposes for any Award;


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

      3.2.4. determine and modify from time to time the terms and conditions, including restrictions, of any Award (including provisions that would allow for cashless exercise of Awards and/or reduction in the exercise price of outstanding Awards) and to approve the form of written instrument evidencing Awards;

      3.2.5. accelerate the time or times at which an Award becomes vested or when an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following a Participant's termination of employment or death;

      3.2.6. impose limitations on Awards, including limitations on transfer and repurchase provisions; and

      3.2.7. modify, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards.

4.    ARTICLE IV Eligibility and Participation

      4.1. Eligibility. The persons eligible to participate in the Plan are officers, directors, employees of the Corporation or its Subsidiaries and others that render services to the Corporation or its Subsidiaries.

5.    ARTICLE V Stock Options

      5.1. General. Subject to the other applicable provisions of the Plan, the Administrator may from time to time grant to eligible Participants Awards of ISOs or NSOs. The ISO or NSO Awards granted shall be subject to the following terms and conditions.

      5.2. Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the Participant, describing the number of shares of Stock subject to the Option, whether the Option is an ISO or NSO, the Exercise Price of the Option, the vesting period for the Option and such other terms and conditions that the Administrator deems, in it sole discretion, to be appropriate, provided that such terms and conditions are not inconsistent with the Plan.

      5.3. Price. The price per share payable upon the exercise of each Option (the "Exercise Price") shall be determined by the Administrator and set forth in the Grant Agreement; provided, however, that in the case of ISOs, the Exercise Price shall not be less than 100% of the Fair Market Value of the shares on the Grant Date.

      5.4. Payment. Options may be exercised in whole or in part by payment of the Exercise Price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Administrator may prescribe, and/or such determinations, orders, or decisions as the Administrator may make.

      5.5. Terms of Options. The term during which each Option may be exercised shall be determined by the Administrator; provided, however, that in no event shall an ISO be exercisable more than ten years from the date it is granted.

      5.6. Reload Options. The terms of an Option may provide for the automatic grant of a new Option Award when the Exercise Price of the Option and/or any related tax withholding obligation is paid by tendering shares of Stock.

      5.7. Restrictions on ISOs. ISO Awards granted under the Plan shall comply in all respects with Code section 422 and, as such, shall meet the following additional requirements:


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

      5.7.1. Grant Date. An ISO must be granted within ten (10) years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

      5.7.2. Exercise Price and Term. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted and the term of the Option shall not exceed ten (10) years. Notwithstanding the immediately preceding sentence, the Exercise Price of any ISO granted to a Participant who owns, within the meaning of Code section 422(b)(6), after application of the attribution rules in Code section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation, or its Parent or Subsidiary corporations, shall not be less than 110% of the Fair Market Value of the Stock on the Grant Date and the term of such ISO shall not exceed five (5) years.

      5.7.3. Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Stock with respect to which all ISOs first become exercisable by any Participant in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options shall be treated as NSOs. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an ISO by issuing a separate certificate for such shares and identifying the certificate as ISO shares in the stock transfer records of the Corporation.

      5.7.4. Participant. ISOs shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

      5.7.5. Tandem Options Prohibited. An ISO may not be granted in tandem with a NSO in such a manner that the exercise of one affects a Participant's right to exercise the other.

      5.7.6. Designation. No option shall be an ISO unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option.

      5.8. Exercisability. Options shall be exercisable as provided in the Grant Agreement.

      5.9. Transferability. ISOs shall be non-transferable. Except as provided in the Grant Agreement, NSOs shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

6.    ARTICLE VI Stock Appreciation Rights

      6.1. Award of SARs. Subject to the other applicable provisions of the Plan, the Administrator may at any time and from time to time grant SARs to eligible Participants, either on a free-standing basis (without regard to or in addition to the grant of an Option) or on a tandem basis (related to the grant of an underlying Option).

      6.2. Restrictions on Tandem SARs. ISOs may not be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the ISO is greater than the Exercise Price for such ISO. SARs granted in tandem with Options shall be exercisable only to the same extent and subject to the same conditions as the related Options are exercisable. The Administrator may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.


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

      6.3. Amount of Payment Upon Exercise of SARs. A SAR shall entitle the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related Option (or any portions thereof which the Participant from time to time determines to surrender for this purpose).

      6.4. Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as determined in the sole discretion of the Administrator.

      6.5. Transferability. SARs shall be transferable only as provided in the Grant Agreement.

7.    ARTICLE VII; Restricted Stock and Stock Units

      7.1. Grants. Subject to the other applicable provisions of the Plan, the Administrator may grant Restricted Stock or Stock Units to Participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. Such Awards shall be made pursuant to a Grant Agreement.

      7.2. Terms and Conditions. A Restricted Stock Award entitles the recipient to acquire shares of Stock and a Stock Unit Award entitles the recipient to be paid the Fair Market Value of the Stock on the exercise date. Stock Units may be settled in Stock, cash or a combination thereof, as determined by the Administrator. Restricted Stock Awards and Stock Unit Awards are subject to vesting periods and other restrictions and conditions as the Administrator may include in the Grant Agreement.

      7.3. Restricted Stock.

      7.3.1. The Grant Agreement for each Restricted Stock Award shall specify the applicable restrictions on such shares of Stock, the duration of such restrictions, and the times at which such restrictions shall lapse with respect to all or a specified number of shares of Stock that are part of the Award. Notwithstanding the foregoing, the Administrator may reduce or shorten the duration of any restriction applicable to any shares of Stock awarded to any Participant under the Plan.

      7.3.2. Share certificates with respect to restricted shares of Stock may be issued at the time of grant of the Restricted Stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the Restricted Stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award (as described in Section 11.1) or, alternatively, the Participant may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer.

      7.3.3. The extent of the Participant's rights as a shareholder with respect to the Restricted Stock shall be specified in the Grant Agreement.


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

7.4.  Stock Units.

      7.4.1. The grant of Stock Units shall be evidenced by a Grant Agreement that states the number of Stock Units evidenced thereby and the terms and conditions of such Stock Units.

      7.4.2. Stock Units may be exercised in the manner described in the Grant Agreement.

      7.4.3. The extent of the Participant's rights as a shareholder with respect to the Stock Units shall be specified in the Grant Agreement.

      7.5. Transferability. Unvested Restricted Stock Awards or Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Grant Agreement.

8.    ARTICLE VIII Tax Withholding

      8.1. Corporation's Right to Demand Payment for Withholding.

      8.2. Subject to subparagraph 8.3, as a condition to taking any action otherwise required under the Plan or any Grant Agreement, the Corporation shall have the right to require assurance that the Participant will remit to the Corporation when required an amount sufficient to satisfy federal, state and local tax withholding requirements. The Administrator may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan or through any other method determined by the Administrator.

      8.3. If a Participant makes a disposition of shares of Stock acquired upon the exercise of an ISO within either two (2) years after the Option was granted or one (1) year after its exercise by the Participant, the Participant shall promptly notify the Corporation and the Corporation shall have the right to require the Participant to pay to the Corporation an amount sufficient to satisfy federal, state and local tax withholding requirements.

9.    ARTICLE IX Corporate Transactions

      9.1. Adjustments Due to Special Circumstances.

      9.1.1. In the event of any change in the capital structure or business of the Corporation by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distributions with respect to its outstanding Stock, reclassification of the Corporation's capital stock, any sale or transfer of all or part of the Corporation's assets or business, or any similar change affecting the Corporation's capital structure or business or the capital structure of any business of any Subsidiary, as determined by the Administrator, if the Administrator determines that an adjustment is equitable, then the Administrator may make such adjustments as it deems equitable with respect to the Plan and Awards, including, without limitation, in: (i) the number of shares of Stock that can be granted or used for reference purposes pursuant to the Plan; (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; and (iii) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan. The adjustment by the Administrator shall be final, binding and conclusive.

      9.1.2. The Administrator may cancel outstanding Awards, but not outstanding Stock or Restricted Stock Awards, in connection with any merger, consolidation of the Corporation, or any sale or transfer of all or part of the Corporation's assets or business, or any similar event. The Administrator may determine to pay no compensation whatsoever for any canceled Awards that are not in-the-money (as hereinafter defined) or for any canceled Awards to the extent not vested. The Corporation shall provide payment in cash or other property for the in-the-money value of the vested portion of Awards that are in-the-money and that are canceled as aforesaid. Awards are "in-the-money" only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the Award (whether under Black-Scholes-type formulas or otherwise). The opinion by the Administrator of the in-the-money value of any Award shall be final, binding and conclusive.

      9.2. Substitution of Options. In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Code section 424(a) applies, then, notwithstanding any other provision of the Plan, the Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

10.   ARTICLE X Amendment and Termination

      10.1. Amendment. The Board may amend the Plan at any time and from time to time, provided that (i) no amendment shall deprive any person of any rights granted under the Plan before the effective date of such amendment, without such person's consent; and (ii) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

      10.2. Termination. The Board reserves the right to terminate the Plan in whole or in part at any time, without the consent of any person granted any rights under the Plan.

11.   ARTICLE XI Miscellaneous

      11.1. Restrictive Legends. The Corporation may at any time place legends referencing any restrictions described in the Grant Agreement and any applicable federal or state securities law restrictions on all certificates representing shares of Stock underlying an Award.

      11.2. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any Grant Agreement entered into pursuant to the Plan, the Corporation shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, if such registration shall be necessary, or before compliance by the Corporation or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of any applicable securities exchange or quotation system.

      11.3. No Guarantee of Employment. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Corporation or give any person any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.


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      11.4. Governing Law. The provisions of this Plan shall be governed by, construed and administered in accordance with applicable federal law; provided, however, that to the extent not in conflict with federal law, this Plan shall be governed by, construed and administered under the laws of Delaware, other than its laws respecting choice of law.

      11.5. Severability. If any provision of the Plan shall be held invalid, the remainder of this Plan shall not be affected thereby and the remainder of the Plan shall continue in force.


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